                                                                   EXHIBIT 10.15

                          ==========================


                       TECHNOLOGY DEVELOPMENT AND LICENSE
                                   AGREEMENT


                                 by and between

                      INTERTRUST TECHNOLOGIES CORPORATION

                                      and

                            MITSUBISHI CORPORATION



                          ==========================



                          __________________________


                               October 7, 1996

                          __________________________



---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE 1. DEFINITIONS AND RULES OF CONSTRUCTION...........................   2

     1.1   Definitions.....................................................   2
     1.2   Rules of Construction...........................................   9

ARTICLE 2. TECHNOLOGY ACCESS AND SUPPORT...................................  10

     2.1   Technology Access...............................................  10
     2.2   InterTrust Assistance...........................................  10
     2.3   Correction of Material Defects..................................  11
     2.4   Status Meetings.................................................  11
     2.5   Dedicated Personnel.............................................  11

ARTICLE 3. COOPERATIVE DEVELOPMENT.........................................  11

     3.1   Cooperative Development of Trading Model Application............  11
     3.2   Additional Cooperative Applications.............................  12
     3.3   Development Fees................................................  13

ARTICLE 4. LIMITED LICENSE GRANT AND RESTRICTIONS..........................  13

     4.1   License Grant During Option Period..............................  13
     4.2   License Restrictions and Related Covenants......................  14

ARTICLE 5. MBC OPTION FOR BROADER INTERTRUST LICENSE.......................  14

     5.1   MBC Option......................................................  14
     5.2   License Grant...................................................  15
     5.3   Sublicense Rights...............................................  16
     5.4   No Additional Licenses..........................................  17
     5.5   General Restrictions............................................  18

ARTICLE 6. MBC SUPPORT AND ADDITIONAL COVENANTS............................  18

     6.1   MBC Support of InterTrust Technology............................  18
     6.2   Customer Agreements.............................................  24
     6.3   Legends and Notices.............................................  24
     6.4   InterTrust Trademarks...........................................  25
     6.5   MBC's Use of MBC Trademarks on Cooperative
           Applications and MBC Products...................................  26
     6.6   MBC Trademarks..................................................  26

     6.7    Technology Advisory Committee..................................  26

ARTICLE 7.  LICENSE FEES AND PAYMENT TERMS.................................  27

     7.1    Fees and Royalties.............................................  27
     7.2    Other Fees.....................................................  29
     7.3    Payment Procedure..............................................  29
     7.4    Currency.......................................................  29
     7.5    Taxes..........................................................  30
     7.6    Interest.......................................................  30
     7.7    Audit..........................................................  30

ARTICLE 8.  PROPRIETARY INFORMATION AND OWNERSHIP..........................  31

     8.1    InterTrust Ownership...........................................  31
     8.2    MBC Ownership..................................................  31
     8.3    Joint Ownership................................................  31
     8.4    MBC License....................................................  31

ARTICLE 9  CONFIDENTIALITY.................................................  32

     9.1    InterTrust Technical Information...............................  32
     9.2    MBC Technical Information......................................  34
     9.3    Exceptions.....................................................  34
     9.4    Confidentiality of Agreement and Publicity.....................  34
     9.5    Confidentiality of Payments, Audit and
            Certification Testing..........................................  35
     9.6    Survival of the NDA............................................  35

ARTICLE 10  REPRESENTATIONS AND WARRANTIES.................................  35

     10.1   Representations and Warranties of Both Parties.................  35
     10.2   Representations and Warranties of InterTrust...................  36
     10.3   Limitation.....................................................  36

ARTICLE 11. INDEMNIFICATION AND REMEDIES...................................  36

     11.1   Indemnification................................................  36
     11.2   Cumulative Remedies............................................  38
     11.3   Equitable Remedies.............................................  38
     11.4   Exclusion of Damages...........................................  39

ARTICLE 12. TERM AND TERMINATION...........................................  39

     12.1   Agreement......................................................  39
     12.2   Events of Termination..........................................  39
     12.3   Effect of Termination..........................................  41

     12.4   Survival......................................................   41

ARTICLE 13. EXPORT........................................................   42

     13.1   Compliance with Law and Export Controls.......................   42
     13.2   Failure to Obtain Export Approval.............................   42

ARTICLE 14. MISCELLANEOUS.................................................   43

     14.1   Governing Law.................................................   43
     14.2   Venue and Jurisdiction........................................   43
     14.3   Amendment or Modification.....................................   44
     14.4   No Assignment.................................................   44
     14.5   Notices.......................................................   44
     14.6   Waiver........................................................   45
     14.7   No Third Party Beneficiaries..................................   45
     14.8   No Agency.....................................................   45
     14.9   Recovery of Costs and Expenses................................   45
     14.10  Severability..................................................   46
     14.11  Counterparts; Facsimiles......................................   46
     14.12  Force Majeure.................................................   46
     14.13  English Translation...........................................   46
     14.14  Entire Agreement..............................................   46

EXHIBIT A.................................................................  A-1
EXHIBIT B.................................................................  B-1
EXHIBIT C.................................................................  C-1
EXHIBIT D.................................................................  D-1
EXHIBIT E.................................................................  E-1
EXHIBIT F.................................................................  F-1
EXHIBIT G.................................................................  G-1

                                                                    CONFIDENTIAL

                 TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT


THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of the _____ day of October, 1996 (the "Effective Date") by and
                                                        --------------
between:

     (i) INTERTRUST TECHNOLOGIES CORPORATION, formerly Electronic Publishing Resources, Inc., a Delaware corporation ("InterTrust"), with offices
                                                    ----------
          at 460 Oakmead Parkway, Sunnyvale, California 94086-4708; and

     (ii) MITSUBISHI CORPORATION, a Japanese corporation ("MBC"), with offices
                                                           ---
          at 6-3, Marunouchi 2-Chome, Chiyoda-ku, Tokyo, Japan;

(individually, a "Party", and collectively, the "Parties") with reference to the
                  -----                          -------
following:


                                   RECITALS

A. InterTrust has developed and is continuing to develop a unique, general purpose architecture for, among other things, rights protection and event management related to electronic commerce. InterTrust's technology is designed to support an interoperable foundation for the electronic marketplace.

B. MBC is engaged in the business of trading goods and services and is interested in: (i) developing and establishing an electronic trading environment incorporating InterTrust's technology, including electronic commerce trading capabilities on the Internet's World Wide Web; (ii) developing and establishing advertising technology and services to serve the World Wide Web; (iii) providing clearinghouse services for transactions that are performed in connection with such electronic trading and advertising environments; and (iv) providing further electronic commerce applications and services related thereto.

C. As discussed by the Parties and as described in the Parties' Memorandum of Understanding dated April 2, 1996: (i) MBC, with the assistance of InterTrust, intends to develop a trading model for electronic trading and such other Cooperative Applications as the Parties may mutually agree; and
     (ii) InterTrust intends to grant MBC certain licenses to use and incorporate InterTrust Technology in MBC's products and services for use in connection with electronic commerce activities as set forth herein.

D. In furtherance of the relationship between the Parties, InterTrust and MBC will also enter into a Series B Preferred Stock Purchase Agreement (in the form attached hereto as Exhibit A) (the "Stock Purchase Agreement") at a
                                              ------------------------
     closing to be held concurrent with the receipt by InterTrust of the sum set forth in Section 7.1 (a)(i) hereof (the "Closing").
                                              -------

MBC/Intertrust Agreement

E. This Agreement, together with the Stock Purchase Agreement, sets forth the terms and conditions with respect to, respectively: (i) the licensing of InterTrust Technology and cooperative development of the Trading Model Cooperative Application and certain other Cooperative Applications; and
     (ii) MBC's investment in InterTrust.


                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

              ARTICLE 1.  DEFINITIONS AND RULES OF CONSTRUCTION.

     1.1  Definitions.  In addition to the other capitalized terms defined
          -----------
elsewhere in this Agreement, the following terms shall have the meanings set forth below:

          "Active Key Technology" means: (i) MBC's proprietary metering system
           ---------------------
     that is based on a central server that securely performs certain metering and fulfillment functions by (a) transmitting a decryption key from such central server to a user's computing system each time such user engages in the decrypting of encrypted content and (b) auditing and recording the transmission of such decryption keys from such central server to enable payment fulfillment; and (ii) such extensions, modifications, improvements or alterations made to such technology in the future.

          "Affiliate" or a Person "affiliated" with another Person, means a
           ---------
     Person that directly or indirectly owns or controls more than fifty percent (50%) of the ownership interest of such other Person, which interest represents the right to: (i) elect the board of directors or other similar managing authority; or (ii) generally make or cause the making of management decisions directly; provided, however, that an Affiliate shall
                                    --------  -------  ----
     remain an Affiliate for only so long as such ownership interest remains in effect.

          "Application Products" means any software tool, template, application
           --------------------
     system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software, and/or Modified Technology in either Object Code and/or Source Code, in accordance with the licenses granted by InterTrust to MBC hereunder; (iii) is not enabled to permit the performance of any Clearinghouse Functions; and (iv) is in Compliance with InterTrust Specifications.

          "Authorized Application Software" means such software representations
           -------------------------------
     of InterTrust Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted

                                                                    CONFIDENTIAL
     for distribution in accordance with the applicable licenses hereunder and as incorporated in Application Products in such form as specified on Exhibit B.

          "Authorized Clearinghouse Provider" means any Person that is expressly
           ---------------------------------
     licensed by InterTrust to engage in specified Clearinghouse Function activities and services, but only to the extent: (i) of the scope of such license; and (ii) that such license is valid and in force.

          "Authorized Clearinghouse Software" means such software
           ---------------------------------
     representations of InterTrust Technology in Object Code form (solely as such Object Code is identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted for distribution, as incorporated in Clearinghouse Products, in accordance with the applicable licenses hereunder.

          "Clearinghouse Function(s)" means any one or more activities, as well
           -------------------------
     as services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to: (i) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one Person; and/or
     (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more Secure Containers and/or Content, including Contents of Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include, for example: (a) financial clearing; (b) providing object registry services and rights, permissions, prices, and/or other Rules and Controls information for registered objects;
     (c) electronically certifying information used with or required by Rules and Controls such as authenticating identity, class membership or other attributes of rights context; (d) providing information based upon usage auditing, user profiling, and/or market surveying related to more than one Person's use of one or more Secure Containers and/or Content; and (e) employing information derived from user exposure to Content, such as advertising.

          "Clearinghouse Products" means any software tool, template,
           ----------------------
     application system or other product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Clearinghouse Software, and/or Modified Technology only in Object Code, in accordance with the licenses granted by InterTrust to MBC hereunder; (iii) is enabled to permit the performance of any Clearinghouse Functions; and
     (iv) is in Compliance with InterTrust Specifications.

          "Clearinghouse Prototype Components" means certain software components
           ----------------------------------
     of InterTrust Technology, as set forth on Exhibit B as part of the SDK 1.0, that are designed to provide sample software for development of Clearinghouse Products.

                                                                    CONFIDENTIAL

          "Compliance" or "Compliant" means fully consistent with and fully
           ----------      ---------
     conforming to all applicable portions of: (i) the most current version of the InterTrust Specifications (including, as applicable, any New Specification, as defined in Section 6.1(b) hereof) existing on the date of MBC's first distribution, sale or other transfer of any applicable Cooperative Application, MBC Product, or first use thereof in connection with any service associated therewith, as the case may be; and thereafter
     (ii) the most current InterTrust Specifications in accordance with Section 6.1(b) hereof, as applied to any such Cooperative Application, MBC Product or service associated therewith. A Cooperative Application, MBC Product, or any service associated therewith that has not passed any required certification tests as set forth in Section 6.1 hereof shall be deemed non-Compliant with InterTrust Specifications.

          "Content(s)" means any analog or digital information representing, for
           ----------
     example: text, graphics, animation, video, sound, still images, computer programs or executable components, and data. Content shall include, for example, any electronic representation of: (i) Rules and Controls; and
     (ii) electronic information derived from the Management of Content.

          "Content Transaction" means any event or combination of events:  (i)
           -------------------
     Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology; and (ii) in connection with which compensation (or other consideration) is due or payable to MBC and/or any other one or more Persons, at least in part, for any (a) sale, rental, lease, license, vending and/or other comparable provision of rights related to Content, or
     (b) use of, including any interaction with, Content (including provision of access to Content or production of modified Content).

          "Control Use" means any use of InterTrust Technology and/or Modified
           -----------
     Technology to Manage Content including initiating and/or otherwise governing any consequence related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to or any other interaction with any Content; and/or (ii) administering permitted and/or prohibited uses of Content.

          "Cooperative Application(s)" means any Application Product and/or
           --------------------------
     Clearinghouse Product that: (i) is developed pursuant to the Trading Model Cooperative Project Plan or an applicable Cooperative Application Project Plan in accordance with Sections 3.1 and 3.2 hereof, respectively;
     (ii) is marketed solely under any MBC Trademarks (except where use of InterTrust Trademarks is also required hereunder, or other trademarks of Persons are also included in a limited manner to identify technology or services associated therewith) all in accordance with Section 6.5 and other provisions hereof; (iii) is in Compliance with the InterTrust Specifications; and (iv) directly contains or incorporates InterTrust Technology solely in the form of, as applicable, Authorized Application Software or Authorized Clearinghouse Software, and/or Modified

                                                                    CONFIDENTIAL

     Technology solely in Object Code, in accordance with the licenses granted by InterTrust to MBC hereunder.

          "Customer" means any Person that receives or acquires a Cooperative
           --------
     Application or Licensed Product from MBC (as provided hereunder) with a present intention: (i) to use such application or product privately as an end-user, or further distribute such application or product, without modification, to an end-user or one or more other Persons for distribution, without modification, to an end-user; or (ii) to use such products solely to develop and market a Vertical Application under MBC Trademarks.
     Customer shall not include any Person who has a present intention to perform any Clearinghouse Function unless such Person is an Authorized Clearinghouse Provider.

          "DigiBox(TM) Technology" means certain InterTrust technology designed
           ----------------------
     to implement Secure Containers and assist in the Management of Content associated with Secure Containers.

          "Distributable Documentation" means such portions of the Documentation
           ---------------------------
     that InterTrust has specifically and in writing identified as being suitable for general distribution by MBC to Customers, as such portions of the Documentation may from time to time be cataloged by InterTrust and provided to MBC.

          "Documentation" means certain English language versions of
           -------------
     documentation and/or instructions as specifically designated by InterTrust that may assist MBC and/or its Customers (as specified by InterTrust) in the use of InterTrust Technology and that InterTrust may from time to time provide with the InterTrust Technology (including any Distributable Documentation) as initially identified in Exhibit B hereto, which Exhibit may be amended from time to time by InterTrust in its sole discretion.

          "Gross Commercial Value"  means all sums of money, and/or the fair
           ----------------------
     market value of any other consideration, charged or provided in connection with a Content Transaction, and/or in connection with performing any other activity within the Clearinghouse Functions. Such consideration shall include consideration based upon Management of Content or information derived at least in part therefrom, including, for example, consideration:
     (i) paid by a user as a consequence of, for example, user exposure to, or other interaction with, Content; (ii) paid by a user as a consequence of the acquisition of one or more rights related to said Content; or (iii) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to or other interaction with Content, where, for example, after (due to or based on) receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from such exposure or interaction. Notwithstanding the foregoing, Gross Commercial Value shall not include any sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by MBC as a consequence of clearing a Content Transaction and/or as a consequence of performing any other activities within the Clearinghouse Functions.

                                                                    CONFIDENTIAL

          "Intellectual Property Rights" means all patents, patent rights,
           ----------------------------
     copyrights, trademarks, trade secrets, and other proprietary rights in any jurisdiction, and all applications and registrations therefor.

          "InterTrust Commerce Technology" means certain InterTrust technology
           ------------------------------
     directly relating to distributed rights management and/or distributed electronic commerce Management systems and methods, including, without limitation, the InterTrust products described in Exhibit B hereto.

          "InterTrust Specifications" means the InterTrust Technology
           -------------------------
     specifications, as established or modified by InterTrust in its sole discretion in accordance with Section 6.1(b) hereof, that are provided to MBC. Such InterTrust Specifications may include: (i) required design criteria for products and services employing InterTrust Technology and Modified Technology, including, for example, product and related criteria for ensuring the architectural and functional integrity, standardization, security capability, and interoperability of InterTrust based technology, components, products and services (including, for example, criteria for electronic environments employing InterTrust Commerce Technology for rights and/or other event related process management); (ii) procedures and requirements for installation, initialization, backup, restore and security updates; and (iii) required certification tests and procedures to verify Compliance of Licensed Products, Cooperative Applications and related services with such InterTrust Specifications.

          "InterTrust Technology" means any technology developed by and/or for
           ---------------------
     InterTrust directly related to electronic rights and/or event management and made available by InterTrust to MBC under this Agreement including, without limitation, certain InterTrust Commerce Technology and Documentation, as referenced in Exhibit B hereto (as such Exhibit may be modified by InterTrust in its sole discretion from time to time to accommodate, for example, any updates and upgrade releases made available pursuant to Section 2.1 hereof).

          "InterTrust Trademarks" means InterTrust's names, logos and other
           ---------------------
     marks as listed on Exhibit C hereto, as such Exhibit may be modified by InterTrust from time to time.

          "Japanese Company" means any entity organized under the laws of Japan
           ----------------
     that is not owned or controlled, directly or indirectly, by an Affiliate organized under the laws of any jurisdiction other than the laws of Japan.

          "Kernel Technology" means those components of InterTrust Technology
           -----------------
     described by InterTrust on Exhibit B hereto as core technologies of such InterTrust Technology, as such core technologies thereon may be amended from time to time by InterTrust in its sole discretion.

                                                                    CONFIDENTIAL

          "Licensed Rights" means all of InterTrust's worldwide Intellectual
           ---------------
     Property Rights (other than trademark rights) in and to the InterTrust Technology, the Modified Technology and/or the Cooperative Applications, that InterTrust (during the term of this Agreement) owns or has the right to grant licenses of the scope granted herein without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

          "MBC Product(s)" means any Application Product(s) and/or Clearinghouse
           --------------
     Product(s) (other than Cooperative Application(s)) that: (i) is developed by MBC; and (ii) is branded and marketed solely under the MBC Trademarks (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a limited manner to identify technology or services associated therewith) and as stipulated in
     Section 6.5 and other provisions hereof.

          "MBC Trademarks" means any names, logos and other marks owned or
           --------------
     licensed for use exclusively by MBC or its Affiliates, that are limited in use exclusively to representing the identities of such companies and over which MBC and/or such Affiliates exercise exclusive control with respect to the commercial use thereof. Such MBC Trademarks are listed on Exhibit C hereto, as such Exhibit C may be modified by MBC from time to time.

          "Manage" or "Management" means any form of electronic governance,
           ----------------------
     regulation, management and/or control, in any way and by any means, of, as applicable in the context in which reference is made herein: (i) rights, processes and/or obligations related to or associated with use of (including access to, transport of, and/or storage of), Content, including Content related disposition, and/or consequences thereof; and/or (ii) events or event processes related or associated in any manner to the use of (including access to), attempted use of, and/or disposition of, Content, including any consequences thereof.

          "Material Defects" means defects or bugs in the InterTrust products
           ----------------
     incorporating InterTrust Technology (as defined in Exhibit B hereto) and as delivered by InterTrust to MBC, wherein such defects or bugs cause one or more such InterTrust products to fail to perform: (i) materially in conformance with the capabilities ascribed to such products in the applicable portions of InterTrust Specifications; and (ii) in a commercially reasonable manner in accordance with reasonable software industry practices relating to such capabilities. Material Defects shall not include any defects or bugs introduced as a result of any modification of (or to) the InterTrust Technology by MBC or any Person.

          "Modified Technology" means all modification of, and enhancements
           -------------------
     and/or additions to, the InterTrust Technology, created by MBC, including without limitation all "derivative works" as such term is defined in the U.S. Copyright Act (17 U.S.C. (S) 101 et seq., as amended), but only to the
                                           -- ---
     extent such modifications, enhancements, additions and/or derivative works are permitted under Article 4 and/or Article 5, as applicable, and elsewhere in this Agreement. Modified Technology shall not include any modifications, enhancements, additions and/or derivative works of InterTrust Technology (or of other

                                                                    CONFIDENTIAL

     Modified Technology) whatsoever, made by or for MBC or any Person that fall outside the scope of this Agreement.

          "Object Code" shall mean the computer executable binary code derived
           -----------
     from compiled Source Code for execution on a computing system.

          "Person" means any individual, corporation, partnership, firm, joint
           ------
     venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity not a Party to this Agreement.

          "Prime Partner" means any Japanese Company or group of Japanese
           -------------
     Companies with whom InterTrust may enter into any agreement or set of agreements, pursuant to which InterTrust directly: (i) provides early access to InterTrust Technology prior to InterTrust's first commercial release thereof to the general public; (ii) undertakes one or more cooperative development projects to jointly develop products based upon InterTrust Technology; (iii) grants a general purpose license to use InterTrust Technology in Japan (excepting limitations with respect to performing Clearinghouse Functions); and (iv) grants a license to perform, and sublicense others to perform, clearing services of a substantially comparable or broader scope than the licenses granted in Sections 5.2 and
     5.3 hereof.

          "Rights User Node" means a client installation that supports
           ----------------
     Management of Content.

          "Rules and Controls" means any information that describes, and/or
           ------------------
     provides means for performing, permitted and/or required operations related to Content, including, for example, Management of such Content.

          "Secure Containers" means electronic containers that:  (i) employ
           -----------------
     cryptographic techniques to provide protection for Content; and (ii) support the use of Rules and Controls to Manage Content.

          "Source Code" shall mean a human-readable, non-executable set of
           -----------
     instructions for a computer program, from which it may be possible, together with related source materials and documentation, to discern the logic, algorithms, internal structure, operating features and any other design characteristic of such computer program.

          "Special Advanced Technology Commitment Period" means the period
           ---------------------------------------------
     commencing on the Effective Date and continuing for twenty-four (24) months after the cessation of any development work on a first commercial version of the Trading Model Cooperative Application (as provided in Section 3.1, including as an MBC Product pursuant thereto) and/or any other Cooperative Application pursuant to Section 3.2 hereof, but no less than twenty-four
     (24) months from the date on which InterTrust first makes available to MBC the System Development Kit 1.0 (as set forth on Exhibit B hereto);
     provided that if MBC ceases such development work and, thereafter,
     -------- ----
     recommences such

                                                                    CONFIDENTIAL
     development work in accordance herewith, such recommenced development work shall not serve to restart the Commitment Period.

          "Systems Developer's Kit 1.0" or "SDK 1.0" means the software tools
           ---------------------------      -------
     and applications incorporating the InterTrust Technology, as provided by InterTrust to MBC under this Agreement and described in Exhibit B hereto (as such Exhibit may be modified from time to time by InterTrust in its discretion).

          "Vertical Applications" means any one or more software programs and/or
           ---------------------
     services employed to support a business model addressing a specific area of business activity, but not broadly: (i) providing general purpose electronic commerce tools; or (ii) supporting other business models, wherein such other models have substantially different characteristics and business operations. Vertical Applications include, for example, software applications employed to support each of the following: (a) electronic Content super-distribution and Content metering; (b) secure banking and funds transfer; or (c) smart card security and control systems.

     1.2  Rules of Construction.  As used in this Agreement, all terms used
          ---------------------
in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein" and "hereunder" refer to this
                                 ------    ------       ---------
Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. When used herein, "including" shall mean "including, without
                               ---------              ---------  -------
limitation," and "discretion" shall mean "sole discretion."  References herein
----------        ----------              ---------------
to section and/or exhibit shall be to the applicable section and/or exhibit in this Agreement. Descriptive headings are inserted for convenience only, and shall not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. In the event this Agreement is translated into any language other than English, the English language version hereof shall be the sole definitive version.


                   ARTICLE 2. TECHNOLOGY ACCESS AND SUPPORT

     2.1  Technology Access.  InterTrust shall make available to MBC such
          -----------------
InterTrust Technology as set forth on Exhibit B hereto (as such Exhibit may be amended from time to time by InterTrust pursuant to this Agreement), that may include certain related technology that may not be proprietary to InterTrust (the "InterTrust Technology Requirements") (subject to InterTrust's obtaining
      ----------------------------------
appropriate permits and licenses under export control laws as further set forth in Article 13 hereof). InterTrust Technology as made available hereunder will contain the SDK 1.0, with the functionality ascribed thereto as set forth on Exhibit B, and other products that may be specified by InterTrust in its discretion on Exhibit B. InterTrust's estimated schedule for the InterTrust Technology Requirements is initially set forth on Exhibit B and may be revised by InterTrust as reasonably appropriate, in InterTrust's sole reasonable determination. MBC acknowledges and agrees that Clearinghouse Prototype Components and Sample Applications (as defined in Exhibit B) that may be provided to MBC as part of InterTrust Technology are not

                                                                    CONFIDENTIAL
designed, intended or warranted by InterTrust in any manner for commercial use. For a period of ten (10) years after the Effective Date, InterTrust will make available to MBC all standard update and upgrade releases to the InterTrust Technology that InterTrust develops from time to time and makes generally available to its Prime Partners. MBC shall be entitled to obtain such update and upgrade releases [*].

     2.2  InterTrust Assistance.  After the Closing, InterTrust shall provide
          ---------------------
reasonable training and consulting assistance ("Assistance") to MBC to assist
                                                ----------
MBC in its evaluation and/or use of such InterTrust Technology Requirements (as InterTrust generally makes such Assistance available to its Prime Partners). It is contemplated that such Assistance shall commence in the fourth quarter of 1996, subject, as appropriate, to availability of resources and any requirements of law. Up to a limit of two hundred (200) hours of such Assistance, to be measured based upon InterTrust's man-hours expended, shall be made available to MBC per year for a period of three (3) years following the Effective Date, without charge except as specified below, subject to reasonable agreement between the Parties on scheduling, availability of resources and related matters. Such Assistance may include certain training sessions to which certain other InterTrust licensees (in addition to MBC) may be invited to attend. In such an event, InterTrust will notify MBC in advance of such other participants. MBC shall be responsible for all expenses: (i) incurred by MBC's personnel in traveling to and attending any training and support meetings; and (ii) in connection with any needed translation services in regards to such training and support meetings. In the event InterTrust's personnel are required to travel from InterTrust's facilities, MBC shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel. In the event that InterTrust or an Affiliate opens an office in Japan, some or all of such Assistance may be made available at such Japanese location in accordance with this Section 2.2. Additional Assistance may be made available by InterTrust to MBC: (a) during the three (3) year period following the Effective Date beyond the two hundred hours (200) allocated; and (b) after such three (3) year period. To the extent requested by MBC to provide such additional Assistance, InterTrust shall decide, in the exercise of its sole discretion, whether to provide such Assistance and, if so, the Parties shall discuss in good faith the appropriate fees to be paid by MBC to InterTrust for any such additional Assistance.

     2.3  Correction of Material Defects.  In addition to InterTrust's own
          ------------------------------
ongoing quality assurance efforts, for a period of ten (10) years from the Effective Date, unless the Parties mutually agree in writing otherwise, InterTrust shall use reasonable efforts to correct Material Defects or otherwise reasonably adjust InterTrust Technology to mitigate Material Defects, identified by MBC to InterTrust in a writing describing the alleged Material Defects in detail. InterTrust shall have no obligation to: (i) independently investigate or correct any Material Defects at any site other than an InterTrust facility; (ii) communicate on the subject of Material Defects with any Person other than MBC;
(iii) correct any Material Defects that have been properly identified by MBC but that cannot be reliably reproduced; or (iv) perform any services relating to correction of Material Defects at any site other than an InterTrust facility.

     2.4  Status Meetings.  To assist the Parties in sharing information,
          ---------------
and coordinating and evaluating their efforts relating to InterTrust Technology and their mutual technical and

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

business objectives, following the Closing the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's progress in development of the InterTrust Technology; (ii) implementation of such technology by MBC; (iii) feedback concerning Assistance provided to MBC; and (iv) other issues concerning the Parties' mutual technical and business objectives (the "Status Meetings").
                                                            ---------------
Such Status Meetings shall: (a) be attended at a minimum by each Party's project manager (as provided in Section 2.5) and two other Senior Engineers involved in activities pursuant to this Agreement; and (b) take place not less frequently than bimonthly until January 1, 1998, and, thereafter, as may be agreed by the Parties.

     2.5  Dedicated Personnel.  InterTrust and MBC will each appoint a project
          -------------------
manager to coordinate its activities pursuant to Sections 2.2 , 2.3, 2.4 and
Article 3. If MBC exercises the Option as provided in Section 5.1, not less than one half (2) of such InterTrust project manager's working time shall be devoted exclusively to MBC during the three (3) year period in which Assistance is provided.


                      ARTICLE 3. COOPERATIVE DEVELOPMENT

     3.1  Cooperative Development of Trading Model Application.
          ----------------------------------------------------

          (a)  Scope of Trading Model Cooperative Application Project.  Promptly
               ------------------------------------------------------
     following the Closing, the Parties shall discuss the terms and conditions under which they may cooperate in the development of a trading model that shall be based upon the InterTrust Technology. The Parties contemplate that such development will involve some degree of consultation by InterTrust and/or customized joint development involving both Parties, but that MBC shall retain primary responsibility for the development, management, implementation and support of applications that embody the trading model (the "Trading Model Cooperative Applications"). The Parties
                         --------------------------------------
     shall negotiate reasonably in an attempt to agree on such terms and conditions, but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. If the Parties fail to agree on such terms and conditions, MBC shall be entitled to develop such trading model as an MBC Product.

          (b)  Project Description.  The Trading Model Cooperative Application
               -------------------
     shall comprise foundation technology for an electronic environment that enables participants in distribution value chains (such as purchasers, manufacturers, distributors, financial institutions, insurance companies and others) to engage in electronic commerce and fulfillment of payments therefor, including Chain of Handling and Control (as defined in Exhibit F hereto) as related thereto. The Trading Model Cooperative Application shall also provide for, without limitation, specifications for host server software trading systems, software tools, and host and distributed client applications that may operate therewith, all of which specifications, technical descriptions and functionality requirements shall be Compliant with InterTrust Specifications.

                                                                    CONFIDENTIAL

          (c)  Trading Model Cooperative Project Plan.  Upon agreement between
               --------------------------------------
     the Parties concerning the trading model, the Parties shall use commercially reasonable efforts to agree upon a project plan (the "Trading
                                                                        -------
     Model Cooperative Project Plan").  A statement of the Parties' current
     ------------------------------
     intent with respect to information to be contained within the Trading Model Cooperative Project Plan includes the information as described on Exhibit D, as well as other information appropriate to represent the agreement between the Parties related to such project. The Trading Model Cooperative Project Plan shall not become effective until each Party has agreed in writing to the terms of such plan. The provisions of this Agreement, as supplemented by the Trading Model Cooperative Project Plan consistent with this Agreement, shall govern the Parties' rights and obligations with respect to the Trading Model Cooperative Applications.

          (d)  Progress.  In connection with the Trading Model Cooperative
               --------
     Project Plan, the InterTrust and MBC project managers, and any other appropriate personnel selected by each Party, shall from time to time, but no less than once per calendar quarter: (i) meet to discuss and evaluate the progress of the Trading Model Cooperative Application; (ii) evaluate development issues for the Trading Model Cooperative Application; (iii) set mutual action items as may be agreed to by both Parties; and (iv) modify, amend or adjust the Trading Model Cooperative Project Plan as the Parties may deem reasonably necessary and appropriate.

     3.2  Additional Cooperative Applications.   From time to time during the
          -----------------------------------
term of this Agreement, the Parties may discuss the terms and conditions under which they may cooperate with respect to Cooperative Applications in addition to the Trading Model Cooperative Application. The Parties agree to follow substantially the same terms and conditions set forth in Sections 3.1(a), 3.1(c), and 3.1(d) with respect to each Cooperative Application (to the extent applicable), including discussing the types of projects and formulating the terms of a project plan (a "Cooperative Application Project Plan"), which, upon
                            ------------------------------------
agreement of the Parties, shall be attached as an Exhibit hereto. Without limiting the foregoing, the Parties shall negotiate reasonably in an attempt to agree on the terms and conditions to cooperate with respect to one or more Cooperative Applications, but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. The provisions of this Agreement shall govern the Parties' actions in implementing any Cooperative Application Project Plan to which the Parties agree, except to the extent that such provisions herein are inconsistent with explicit provisions of that specific Cooperative Application Project Plan, in which event the provision of such Cooperative Application Project Plan shall govern. A breach of a Cooperative Application Project Plan, other than those terms relating to Intellectual Property Rights, ownership or licenses thereof granted by InterTrust, shall not constitute a material breach of this Agreement, unless expressly stipulated to the contrary in such Cooperative Application Project Plan.

     3.3  Development Fees.  The Parties agree that InterTrust shall not be
          ----------------
obligated to incur costs and expenses for development of Cooperative Applications under Sections 3.1 and 3.2 hereof that exceed one hundred thousand dollars (US$100,000) per calendar year, or two hundred thousand dollars (US$200,000) during the term of this Agreement. For purposes of

                                                                   CONFIDENTIAL
determining whether such limits have been reached, InterTrust's costs and expenses from the Trading Model Cooperative Application and all Cooperative Applications shall be aggregated together. If InterTrust's costs and expenses exceed such limits, MBC shall reimburse InterTrust no later than thirty (30) days after submission by InterTrust to MBC of commercially reasonable documentation of such costs and expenses above such limits, except insofar as alternative cost and expense terms and conditions are required by any Cooperative Application Project Plan, such as prepayment for contemplated costs to be incurred. Calculations of InterTrust's costs and expenses shall be made net of reimbursement payments made by MBC (e.g., if MBC reimburses InterTrust
                                           ---
for costs and expenses in excess of US$100,000 during a calendar year, such reimbursed costs and expenses shall not count against such US$200,000 limit).


               ARTICLE 4. LIMITED LICENSE GRANT AND RESTRICTIONS

     4.1  License Grant During Option Period.  Subject to the terms and
          ----------------------------------
conditions of this Agreement, during the Option Period (as defined in Section 5.1) InterTrust grants to MBC a limited, nonexclusive, nonsublicensable and nontransferable worldwide right and license under the Licensed Rights to:

          (a) use and reproduce the InterTrust Technology solely for the purpose of (i) designing, making, and developing MBC Products and/or Cooperative Applications that are in Compliance with the InterTrust Specifications; and (ii) exercising the rights granted under Sections 4.1(b) hereof; and

          (b) modify the InterTrust Technology, except the Kernel Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into MBC Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications.

     4.2  License Restrictions and Related Covenants.  MBC understands and
          ------------------------------------------
acknowledges that the license granted to it under Section 4.1 hereof does not include any license under the InterTrust Trademarks or any license under the Licensed Rights other than expressly granted in Section 4.1. Accordingly, MBC covenants that it shall not, in the absence of its proper exercise of the Option granted in Article 5 hereof:

          (a) during the Option Period: (i) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products, Cooperative Applications, and/or any technology or product incorporating any InterTrust Technology or Modified Technology to any Person, (ii) perform any Clearinghouse Functions, and/or (iii) perform or have performed for it any activities whatsoever under the Licensed Rights other than those activities expressly set forth in Section 4.1 hereof; and

          (b) after the Option Period, except and solely as expressly provided in Article 5 hereof, (i) perform or have performed for it any activities or services whatsoever under the Licensed Rights; and/or (ii) continue to use, reproduce, modify or otherwise exploit in

                                                                    CONFIDENTIAL
     any manner InterTrust Technology, Modified Technology, MBC Products, Cooperative Applications, and/or any products or technology incorporating or derived from any of the foregoing.

Any breach of this Section 4.2 shall constitute a material breach of this Agreement.


             ARTICLE 5.  MBC OPTION FOR BROADER INTERTRUST LICENSE

     5.1  MBC Option.  Upon the Closing, InterTrust shall grant to MBC the
          ----------
option, as set forth in this Section 5.1, to obtain a license of the scope set forth in Sections 5.2 through 5.5, such license to be subject to all of the terms and conditions set forth herein (the "Option"). The Option shall continue
                                            ------
during the term hereof and, unless effectively exercised by MBC as set forth in this Section 5.1, shall expire as of the earlier to occur of: (i) 5:00 p.m. (Pacific Time) on March 31, 1997; and (ii) the termination of this Agreement for
any reason (the "Option Period").   Notwithstanding the foregoing, if
                 -------------
InterTrust's release of the beta version of its SDK 1.0 product is delayed beyond the time set forth on Exhibit B hereof as of the Effective Date ("Estimated Date"), then such Option Period shall be extended by the number of
 ---------------
days between the actual release of the SDK 1.0 beta version and the Estimated Date. For any exercise of the Option to be effective, prior to the expiration of the Option Period, InterTrust must have received from MBC: (a) written notice from MBC of MBC's decision to exercise the Option (pursuant to the notice procedures of Section 14.5 hereof); and (b) the payment set forth in Section
7.1 (a)(ii) hereof (according to the payment procedures set forth in Section 7.3) (the "Option Exercise Procedures"). Upon satisfaction of the Option
           --------------------------
Exercise Procedures by MBC, InterTrust shall promptly notify MBC that such notice has been received and that the licenses as set forth in Sections 5.2 through 5.5 hereof shall thereafter be in effect.

     5.2  License Grant.  Upon MBC's exercise of the Option in accordance
          -------------
with Section 5.1, MBC shall receive the following rights, subject to such restrictions and limitations as set forth herein:

          (a)  Licenses to InterTrust Technology and Modified Technology.
               ---------------------------------------------------------
     Subject to the terms and conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.3) worldwide right and license under the Licensed Rights to:

               (i) use and reproduce the InterTrust Technology solely for the purpose of (1) designing, making, developing, producing and using MBC Products and/or Cooperative Applications that are in Compliance with the InterTrust Specifications; and (2) exercising the rights granted under Sections 5.2 (a)(ii), 5.2 (a)(iii), 5.2 (a)(iv), 5.2 (b) and 5.2
          (c) hereof;

               (ii) modify the InterTrust Technology, except the Kernel Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into MBC

                                                                    CONFIDENTIAL

          Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications;

               (iii) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products and Cooperative Applications that are Application Products, and Distributable Documentation, to MBC's Customers pursuant to a Customer Agreement in accordance with, and as defined in, Section 6.2 hereof; and

               (iv) distribute, offer for sale, sell, import and/or otherwise transfer MBC Products and Cooperative Applications that are Clearinghouse Products, solely to Authorized Clearinghouse Providers under Section 5.2 (b) pursuant to a Customer Agreement specific to such Authorized Clearinghouse Providers supplied in accordance with, and as defined in, Section 6.2 hereof.

          (b)  License to Perform Clearinghouse Functions.  Subject to the terms
               ------------------------------------------
     and conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.3), worldwide right and license under the Licensed Rights to perform Clearinghouse Functions solely under the MBC Trademarks, and solely in cases in which MBC performs and controls such Clearinghouse Functions in Compliance with InterTrust Specifications. Such Clearinghouse Functions may be performed solely: (i) to service Rights User Nodes, each such node having been provided by (1) an MBC Product and/or Cooperative Application, and solely in connection with such MBC Product and/or Cooperative Application, or (2) a Person having a valid written license from InterTrust allowing such Person to permit Authorized Clearinghouses to service Rights User Nodes provided by it; and/or (ii) pursuant to a sublicense from an Authorized Clearinghouse Provider having an express, written license from InterTrust allowing such Authorized Clearinghouse Provider to enter into such sublicense.

          (c) Exclusive License to Trading Model Cooperative Application.
              ----------------------------------------------------------
              Subject to the terms and conditions of this Agreement, during the term of this Agreement, MBC shall be entitled to exclusively use, distribute, and sublicense the use of, the Source Code and Object Code developed solely for (and representing) the Trading Model Cooperative Application to MBC's Customers pursuant to a Customer Agreement in accordance with Section 6.2 hereof (the "Trading
                                                                   --------
              Model Exclusive Right"). Any and all licenses under the Licensed
              ----------------------
              Rights or any Intellectual Property Rights under the InterTrust Property (as hereinafter defined) with respect to the Trading Model Exclusive Right shall be solely of the scope granted pursuant to Sections 4.1 and 5.2(a) hereof, as applicable.

          (d) License to InterTrust Trademarks.  Subject to the terms and
              --------------------------------
     conditions of this Agreement, InterTrust grants to MBC during the term of this Agreement a limited, nonexclusive, nontransferable, worldwide license to use and display the InterTrust Trademarks solely: (i) on MBC Products, Cooperative Applications, and with respect to associated services to indicate that such products, applications and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation


                                                                    CONFIDENTIAL
     and marketing materials to identify that InterTrust Technology is being utilized by MBC; and (iii) as may be reasonably stipulated in writing by InterTrust. InterTrust shall have the right to approve all uses of InterTrust Trademarks, including use thereof on MBC Products and Cooperative Applications, in connection with services (including performance of Clearinghouse Functions) provided by MBC relating to such products and applications, and in related documentation and marketing materials. MBC shall comply with InterTrust's trademark guidelines as set forth herein, including in Section 6.4 hereof.

     5.3  Sublicense Rights.   Upon MBC's exercise of the Option in accordance
          -----------------
with Section 5.1, and solely as stipulated in this Section 5.3, MBC may enter into sublicense agreements pursuant to which MBC may authorize certain other entities to perform portions of the actions licensed to MBC under Sections 5.2(a) and 5.2(b) hereof. Sublicense agreements relating to MBC's rights under:
(i) Sections 5.2(a)(i), 5.2(a)(ii) and 5.2(a)(iii) shall be governed by Section 5.3(a), below; and (ii) Section 5.2(b) shall be governed by Section 5.3(b), below. All sublicensees must, at a minimum, enter into an agreement with MBC and with InterTrust pursuant to which such sublicensee agrees in writing to perform all obligations of MBC and to be bound by all restrictions on MBC under Sections 5.2, 5.4, 5.5, 6.1, 6.2, 6.3, 6.4 and 6.5, and Articles 7, 8, 9, 10, 11, 12, 13
and 14 of this Agreement. In addition, MBC shall guarantee and remain liable to InterTrust for all sublicensees' performance of such obligations. Sublicensees shall have no further right to sublicense any right under this Agreement. Prior to granting any such sublicenses, MBC shall provide InterTrust with the name of the proposed sublicensee and a copy of the proposed sublicense agreement. InterTrust shall then have thirty (30) days to authorize such proposed sublicense in which event InterTrust shall provide MBC with a copy of an agreement containing the terms upon which InterTrust grants such authorization, that shall be executed by InterTrust, MBC and the sublicensee prior to the execution of any sublicense agreement hereunder. InterTrust's decision to authorize or refuse to authorize the sublicensee shall be in InterTrust's sole discretion, and can be exercised on any basis. If InterTrust fails to authorize the sublicense, the sublicense agreement shall not take effect.

          (a)  Non-Clearinghouse Sublicenses.  MBC may enter into sublicense
               -----------------------------
     agreements with a maximum of [*] sublicensees, pursuant to which MBC may grant such sublicensees some or all of the rights licensed to MBC under Sections 5.2 (a)(i), 5.2 (a)(ii) and 5.2 (a)(iii). In addition to other terms set forth in this Section 5.3 above, such sublicenses shall be subject to the following terms and conditions:

               (i) Products distributed to, and/or services performed by, Persons other than MBC, must be performed solely under MBC Trademarks (except where use of InterTrust Trademarks is required herein); and

               (ii) Activities authorized under the sublicense shall be limited to: (a) the development of MBC Products or Cooperative Applications, which MBC Products or Cooperative Applications shall be solely owned by MBC; and (b) the development, manufacturing and marketing of Vertical Applications of InterTrust Technology.

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (b)  Clearinghouse Function Sublicenses. MBC may enter into sublicense
               ----------------------------------
     agreements pursuant to which MBC may authorize performance of some or all of the activities licensed to MBC under Section 5.2 (b) by Persons that are Authorized Clearinghouse Providers, wherein such Persons have been expressly authorized by InterTrust in writing to perform those Clearinghouse Functions that form the basis of such sublicense.

     5.4  No Additional Licenses.  MBC understands and acknowledges that
          ----------------------
InterTrust is licensing to MBC only certain limited rights to use InterTrust Technology, which are further limited in certain ways and with respect to certain fields of use (such as the performance of Clearinghouse Functions), subject to the terms and conditions herein. Thus, notwithstanding the generality of any other limitations or restrictions contained in this Agreement, MBC acknowledges and agrees that the licenses that may be granted under Sections
5.2 and 5.3 are the only licenses granted to MBC, and that no other licenses are granted, expressly, or by implication or estoppel, now or in the future. In particular, and without limitation, MBC acknowledges that it: (i) shall have no license to perform Clearinghouse Functions, or to authorize or assist others to perform Clearinghouse Functions, other than as expressly set forth in Section 5.2(b); (ii) shall have no license to distribute to any Person any software or hardware representation of InterTrust Technology other than the Application Software and/or Authorized Clearinghouse Software as provided herein; and (iii) shall have no right to enter into sublicenses other than as expressly set forth in Section 5.3.

     5.5  General Restrictions.  Whether pursuant to Articles 4 or 5 hereof,
          --------------------
and except as specifically provided in this Agreement, MBC covenants that it shall not during the term of this Agreement or thereafter make, have made, use, have used, import, lease, sell, transfer, distribute, practice, or have practiced, make derivative works of, commercially or publicly display or perform, emulate the functionality of, reverse engineer and/or modify the InterTrust Technology, the Kernel Technology and/or the Modified Technology. Any use by MBC of any InterTrust Technology, the Cooperative Applications, the Kernel Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement.


               ARTICLE 6.  MBC SUPPORT AND ADDITIONAL COVENANTS

     6.1  MBC Support of InterTrust Technology.
          ------------------------------------

          (a)  MBC Use of InterTrust Technology. If MBC exercises its Option in
               --------------------------------
     accordance with Article 5 hereof, in connection with the licenses granted to MBC and the other terms hereunder, MBC agrees to develop, produce and generally distribute an MBC Product, the Trading Model Cooperative Application and/or a Cooperative Application as soon as commercially reasonable and practicable, and in any case within twenty-four (24) months following the date InterTrust makes available to MBC the System Developer Kit 1.0. If MBC has good reason to believe that SDK 1.0 does not provide functionality necessary to develop a commercially reasonable trading model and such technology is not reasonably otherwise available, the Parties will, in good faith, enter into discussions
                                                                    CONFIDENTIAL
     concerning possible extensions to such time period. Such time period may be extended in a project plan pursuant to Article 3 or by mutual written agreement of the Parties, as applicable; provided that: (i) the Parties
                                              -------- ----
     shall have no obligation to agree to any such extension; and (ii) in no case shall the total period from first delivery of any InterTrust Technology Requirements exceed forty-two (42) months.

          (b)  Compliance with InterTrust Specifications.  In addition to such
               -----------------------------------------
     other restrictions as provided herein, MBC shall not commence the distribution, sale or other transfer of any MBC Product and/or Cooperative Application, or perform any service using such MBC Product and/or Cooperative Application, unless such MBC Product, Cooperative Application and/or such service is in Compliance with InterTrust Specifications. InterTrust may, from time to time in its sole discretion, modify InterTrust Specifications to accommodate progress in InterTrust Technology and related product development, and, among other things, to promote architectural and functional integrity, standardization, security capability and interoperability of InterTrust-based technology, components, products and services (a "New Specification"). Such modifications shall be made at such
                  -----------------
     times and involve such modifications as reasonably determined by InterTrust in view of applicable prevailing U.S. software industry standards and the circumstances motivating such modification. InterTrust shall use commercially reasonable efforts to maintain compatability between a New Specification and the then preceding Specification, unless considerations of security, interoperability, performance, or functionality enhancement indicate that such compatibility is not commercially appropriate. To the extent InterTrust modifies or revises an InterTrust Specification, or releases a new InterTrust Specification, and such New Specification applies to any portion of a Cooperative Application and/or MBC Product then being used to perform services, and/or being distributed, by MBC (as applicable), MBC shall bring such products and/or services into Compliance with such New Specification as of the earliest to occur of: (i) the next version, release, or production cycle of such Cooperative Application, MBC Product and/or the next use thereof to provide any service related thereto (the "Next Version"), as earlier applicable, but only to the extent that MBC
      -------------
     receives notice of such New Specification (in accordance with the procedures of Section 14.5 hereof) within a reasonably sufficient time of such Next Version to accommodate new aspects of such New Specification; and
     (ii) [*] months after MBC receives a released copy of such New Specification (pursuant to the notice provision of Section 14.5 hereof). Subject to reasonable business circumstances, InterTrust and MBC may agree in writing, each in their sole discretion, to a set period of time longer than such [*] month period, but no longer than [*] months after MBC receives a released copy of such New Specification (pursuant to the notice provision of Section 14.5) to accommodate such new aspects of such New Specification for certain or all applicable, previously existing MBC Products, Cooperative Applications and/or related services. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt action, MBC and InterTrust will confer and agree upon the most aggressive, practical schedule feasible to reach Compliance with the New Specification, and MBC shall take whatever commercially
                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     appropriate steps are reasonable and required under the circumstances to minimize or eliminate a continuation of such interoperability and/or security problems.

          (c)  Compliance Testing. In order to maintain secure interoperability,
               ------------------
     reliability, and system-wide InterTrust integrity, MBC acknowledges that in support of InterTrust Technology, InterTrust may implement one or more certification programs designed to ensure that licensed products and/or associated services (including MBC Products and Cooperative Applications) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications (the "Certification Program(s)"). Such
                                     ------------------------
     Certification Programs may, in InterTrust's sole discretion require, for example, MBC to: (i) use a suite of test software provided by InterTrust for use by MBC to internally test and verify that Cooperative Applications, MBC Products and/or associated services are in Compliance with InterTrust Specifications; (ii) submit samples of Cooperative Applications and MBC Products and any associated programs, parameter data, and any other product information that may be technically material to Compliance with InterTrust Specifications prior to first use, distribution, sale, or other transfer to a Customer other than limited beta testing and pilot model operation as specified by InterTrust Specifications, so as to allow InterTrust (or an InterTrust delegate) to perform confidential testing ("Certification
                                                            -------------
     Testing"); and/or (iii) provide InterTrust with full and detailed
     -------
     specifications and documentation related to MBC's use of InterTrust Technology and Modified Technology for MBC Products, Cooperative Applications and any associated services, wherein such specifications and documentation are material to such compliance testing and wherein all such specifications and documentation shall be certified by an authorized representative of MBC. MBC understands and acknowledges that such a Certification Program is critical to maintaining the reliability of products and services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust brands as the resource for interoperable electronic commerce. MBC shall comply with the Certification Program established by InterTrust including, without limitation, provisions relating to delivery of samples, correction of non-Compliant products, and applications and associated services, and inclusion of certification marks or logos on Cooperative Applications, MBC Products and associated services. In connection with any Certification Testing, particularly the testing of submitted products and/or services, as applicable, InterTrust (or an InterTrust delegate) will respond in a prompt manner, and in no event later than one hundred twenty
     (120) days following its receipt of such submitted products, unless commercially reasonable factors prolong such testing. Such response shall be in the form of: (a) a written approval that the product or service is certified (such products and services not being Compliant until such certification has been granted); or (b) if not approved, a detailed summary of problems and, where feasible, suggested solutions. InterTrust (or an InterTrust delegate) will apply the Certification Program, as applicable, in a non-discriminatory and consistent manner with respect to similar products and/or services. InterTrust's rights under this Section 6.1 shall not be affected in any manner by an InterTrust decision not to perform such Certification Testing.

                                                                    CONFIDENTIAL

          (d)  Costs of Certification Program.  To defray costs associated with
               ------------------------------
     the performance and administration of the Certification Program, in connection with the certification of any MBC Product, Cooperative Application, and/or any related service, MBC shall be charged a reasonable fee not to exceed industry norms for similar testing activities (and, if conducted by InterTrust, the full cost of performing and administering such tests, except as set forth below concerning InterTrust payment of a portion of such costs). A written estimate of such fee shall be provided to MBC, as applicable, as soon as reasonably practical upon MBC's submission of samples (or other required material) for testing. Such fees shall be paid by MBC, in accordance with standard industry practices, except that InterTrust shall pay [*] of such fees for any specific certification test (once such fees in the aggregate have exceeded [*] dollars ($US[*])); provided that InterTrust's contribution to such fees for such certification
     -------- ----
     tests shall not exceed [*] dollars ($US[*]) in the aggregate.

          (e)  Translation.  MBC agrees that InterTrust shall have the right to
               -----------
     approve all versions of InterTrust Technology, documentation provided by MBC concerning MBC Products and Cooperative Applications (including Distributable Documentation), legends and Notices required pursuant to
     Section 6.3 hereof and other required notices that may be translated by or for MBC into any language other than English.

          (f)  Promotion and Marketing.  The Parties shall jointly participate
               -----------------------
     in, and from time to time (as they may agree) jointly fund, promotional, marketing, and sales activities designed to: (i) increase industry awareness of both InterTrust and InterTrust Technology, including, in particular, InterTrust, and MBC, MBC Products, Cooperative Applications and any services associated therewith; (ii) attract content developers and users; (iii) encourage the development of tools and applications that employ InterTrust Technology, MBC Products and/or Cooperative Applications;
     (iv) identify potential development and/or licensing partners for InterTrust and/or MBC; and (v) encourage broad adoption of InterTrust Technology in the industry. At no time shall MBC make any representation or warranty to any Person materially inconsistent with: (a) InterTrust Specifications or Documentation; or (b) the efforts of the Parties with respect to promotion, marketing or other matters under this Agreement.

          (g)  Joint Press Releases.  After the Effective Date, the Parties may
               --------------------
     decide, each in their discretion, to make one or more mutually agreeable press releases (the "Joint Press Releases"). The content and timing of any
                          --------------------
     Joint Press releases will be subject to mutual agreement of the Parties. Any such Joint Press Releases might disclose, for example, the existence of this Agreement and the Parties' intentions to develop important electronic commerce industry standards and the Trading Model Cooperative Application. All other public disclosures with respect to the terms hereof shall be made in accordance with Section 9.4.

          (h)  Partnering Commitment.  During the Special Advanced Technology
               ---------------------
     Commitment Period, MBC shall not participate in, assist or promote in any manner the development, use or exploitation of any technology or products that enable or include any material portion of the Special Advanced Technologies (as defined in Exhibit F hereto) at least one embodiment of which is originally constructed and developed, or designed, by InterTrust, except to the extent such Special Advanced Technologies may be incorporated by InterTrust in the InterTrust Technology. However, nothing in the foregoing shall be construed to restrict MBC from the development, use or exploitation of any technology or the conduct of any business in the electronic commerce area, so long as such technology or business substantially differs from, and does not include any material portion of, the Special Advanced Technologies. If MBC becomes aware that any of its planned activities may be subject to the restrictions of this Section 6.1(h), MBC shall inform InterTrust in writing of the nature of such

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

planned activity, and, thereafter, the parties shall engage in good faith discussions having the objective of determining whether such activities are subject to the restrictions of this Section 6.1(h). On the other hand, as a precaution for MBC, InterTrust shall, from time to time, during the Special Advanced Technology Commitment Period inform MBC of any electronic commerce business which may become commercially available and is substantially similar to the Special Advanced Technologies if InterTrust senior management become aware of such substantially similar electronic commerce business.

Notwithstanding the foregoing and it being understood that (a) a research group within MBC is currently developing the Active Key Technology (the "Active Key
                                                                   ----------
Group") and certain Independently Developed Technology (as defined below) and
(b) MBC has the opinion that such Active Key Technology was originally developed from ideas and technology not falling within the Special Advanced Technologies, MBC shall not be restricted from pursuing the Active Key Technology and such Independently Developed Technology in the current development stage thereof. Nonetheless, due to both Parties' concern that such Active Key Technology and/or such Independently Developed Technology might be developed in the future in a manner falling within the Special Advanced Technologies (even if developed independently of and without reference to InterTrust confidential information), to avoid potential conflicts or controversy with respect to such development, the Parties agree (1) to set up the following procedures and (2) that this Section 6.1(h) shall not preclude MBC from promoting, using or exploiting any such Active Key Technology not based on InterTrust confidential information and any Independently Developed Technology so long as MBC abides by the following procedures:

          (A) MBC, prior to the Effective Date, establishes "Chinese Wall" procedures, including such procedures set forth on Exhibit G hereto, and throughout the duration of the Special Advanced Technology Commitment Period actively maintains such procedures, to prevent the exposure of any member of the Active Key Group to any Chinese Wall Information (as such term is defined in this Section 6.1 (h), below)--such procedures including mechanisms established to effectively separate the working activities of members of the Active Key Group from all persons and groups within MBC that may have knowledge of, or access or exposure to, such Chinese Wall Information;

          (B) MBC employees and consultants follow such "Chinese Wall" procedures; and

          (C) MBC provides InterTrust with written notice thirty (30) days before taking any action to plan or develop any product or service that may include any Special Advanced Technologies in any manner whatsoever, whether or not based on Independently Developed Technology (or disclosing such plan or development to any Person, or entering into discussions aimed at allowing any Person to implement or employ such planned or developed product or service).

As set forth above, "Independently Developed Technology" means any technology
                     ----------------------------------
developed without access to, including any benefit from, any confidential Intertrust Technology, Modified Technology and/or any related Confidential or Top Secret Information (as such terms are defined in Section 9.1 hereof), or any InterTrust Technology Group information (as defined in Exhibit G) that should be reasonably maintained as confidential to protect InterTrust's commercial interests under this Agreement, whether or not such technology embodies or includes any portion of the Special Advanced Technologies (such technology and information to be defined collectively as "the Chinese Wall Information").
                                           ----------------------------

If MBC becomes aware of any breach of Sections (A) through (C) immediately above (a "Compromising Event"), MBC shall immediately take such steps as appropriate under the circumstances to cease such Compromising Event and to prevent the reoccurrence of Compromising Events. MBC shall also, at a minimum: (W) immediately inform InterTrust in writing of the occurrence of and circumstances surrounding a Compromising Event; and (x) investigate the nature and extent of the contamination caused by the Compromising Event (and report such findings to InterTrust in writing). In addition, MBC shall take immediate and effective measures to remedy all effects of such Compromising Event. If MBC fails to take those actions set forth in subparagraphs (A), (C), and/or (w) and (x) of this
Section 6.1(h), or to promptly cure any other breach of this Section 6.1(h) in the manner specified herein and in Section 12.2 (b) hereof, InterTrust shall be entitled to immediately terminate this Agreement and to the specific remedies set forth in Section 11.3, in addition to any other remedies available to InterTrust under this Agreement, at law or in equity.

Promptly following an MBC notification to InterTrust as provided in subsection
(C) of this Section 6.1(h), InterTrust and MBC shall initiate discussions in good faith with the objective of determining whether such planned product or service would include any material portion of the Special Advanced Technologies. If, as a result of such discussions, InterTrust and MBC agree that such product or service: (y) would not include any material portion of the Special Advanced Technologies, then this Section 6.1(h) shall not restrict MBC's pursuit of such product or service; or (z) would include a material portion of the Special Advanced Technologies, then MBC shall have the option to promptly give up any pursuit of such technology or service using a material portion of the Special Advanced Technologies or to terminate this Agreement upon thirty (30) days prior written notice to InterTrust and fulfillment of the terms of Section 7.2 (ii), hereof. If, despite such discussions, the Parties cannot agree and InterTrust believes that such planned product or service would include any material portion of the Special Advanced Technologies, InterTrust shall notify MBC in writing of such belief and allow MBC to make the choice set forth in subparagraph z immediately above; provided that if MBC has not notified InterTrust of its
                   -------- ----
decision within forty-five (45) days thereafter, InterTrust may immediately terminate this Agreement and MBC shall be obligated to pay InterTrust the sum specified in Section 7.2(ii).

     6.2  Customer Agreements.  In addition to other provisions hereof, MBC
          -------------------
shall not distribute any Cooperative Application or MBC Product to any Person unless MBC shall have first notified and required such Person to execute a customer agreement: (i) provided by InterTrust; or (ii) provided by MBC that
(a) has been previously approved in writing by InterTrust and (b) is in accordance with the terms of this Section 6.2 (the "Customer Agreement"). The
                                                    ------------------
terms of such Customer Agreement relating to InterTrust Technology may be amended from time to time by InterTrust as may be reasonably necessary to protect InterTrust's rights hereunder, but solely for subsequent executions of such Customer Agreement and as herein provided. The Customer Agreement shall contain, at minimum and as relevant hereunder, terms that: (1) notify MBC customers of the restrictions on MBC's rights with respect to performing Clearinghouse Functions, granting sublicenses, and otherwise restricting the rights of such customers with respect to use of the MBC Product or Cooperative Application, as applicable, especially the InterTrust Technology incorporated therein; (2) prohibit customers from disassembling, modifying or reverse engineering any portion of the InterTrust Technology incorporated in the MBC Product or Cooperative Application; (3) stipulate that such customer has no right to use the MBC Product or Cooperative Application to engage in or perform any Clearinghouse Functions whatsoever without InterTrust's express authorization pursuant to a written license agreement directly between such customer and InterTrust; (4) prohibit such customer from using the Cooperative Application or MBC Product to make and/or exploit any commercial product other than a Vertical Application; (5) provide that the Customer Agreement is to and for InterTrust's benefit and may be enforced by InterTrust at its discretion; and (6) contain such other provisions as stipulated herein. MBC agrees that to the extent any form of Customer Agreement might be deemed to be unenforceable or otherwise ineffective in any jurisdiction, MBC shall substitute other forms of Customer Agreements, or take other actions, as reasonably specified by InterTrust, including, for example, specifying other generally accepted, legally effective forms of Customer Agreement, if such exists for a given jurisdiction, in order to provide InterTrust with legally enforceable protection contemplated hereunder, including protection against implied licenses and claims of patent exhaustion relating to InterTrust Technology. MBC agrees and acknowledges that MBC's performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the licenses granted under Article 5 hereof.

     6.3  Legends and Notices.
          -------------------

          (a)  Product Legends and Notices. MBC shall, in accordance with
               ---------------------------
     InterTrust's instructions and/or approved exemplars and samples provided from time to time by InterTrust to MBC, place Notices (as hereinafter defined) on all physical embodiments of InterTrust Technology and/or Modified Technology or materials that describe such

                                                                    CONFIDENTIAL
     physical embodiments used by MBC including, but not limited to, the Cooperative Applications and MBC Products, documentation, marketing and advertising materials therefor, and for associated services, on all packaging for any physical media containing any such products, and on all initialization and/or start-up screens of any stand-alone software developed by or for MBC using or incorporating InterTrust Technology and/or Modified Technology. For purposes of this Agreement, the term "Notices" shall include: (i) Intellectual Property Rights, warranty, and disclaimer notices; (ii) any symbols or marks stipulating Compliance with InterTrust Specifications; (iii) a notice stating that MBC Products and Cooperative Applications are "InterTrust Aware" and are being "delivered using InterTrust DigiBox and InterTrust Technology" (as such notices may be amended by InterTrust from time to time); and (iv) other field of use and product notices stipulated by InterTrust, so long as such notices, in the reasonable opinion of InterTrust's counsel, assist in protecting InterTrust intellectual property and other InterTrust rights under the laws of any relevant jurisdiction. MBC shall not, and shall not permit any Person to, remove, alter, cover, obfuscate or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (iv) above shall constitute conditions precedent to the licenses granted under Article 5 hereof.

          (b)  Network Notices. MBC shall, in accordance with InterTrust's
               ---------------
     instructions or approved exemplars and samples provided from time to time by InterTrust to MBC: (i) place Notices specified by InterTrust, which Notices shall not unreasonably detract from, or interfere with, MBC content or branding, on all of MBC's start-up screens or initial user interface menus of any server host environment generated by or referencing the Cooperative Applications and/or the MBC Products, and that are accessible by any Person on any computer network; and (ii) include a link from MBC home pages or any MBC Web page which materially promotes or otherwise supports MBC Products, Cooperative Applications and associated services, to a home page that InterTrust may establish for such purpose on the World Wide Web or the equivalent thereof on any other electronic network.

          (c)  Prospective Notice. The Notices shall be effective beginning on
               ------------------
     the date InterTrust gives MBC written notice thereof and MBC shall as soon as practicable implement and/or comply with applicable portions thereof.

                                                                    CONFIDENTIAL

     6.4  InterTrust Trademarks
          ---------------------

          (a)  Standards.  MBC expressly recognizes the importance of
               ---------
     InterTrust's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with MBC's use and distribution of products, applications, and services pursuant hereto bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks, products, and associated services, and to maintain in the mind of the public and customers that InterTrust Technology and its components represent sufficient levels of quality, trustedness and reliability, MBC shall utilize the InterTrust Trademarks in accordance with trademark guidelines (including approved samples and exemplars) as provided herein and as may be provided to MBC by InterTrust.

          (b)  Trademark Ownership; Contestability.  MBC acknowledges and
               -----------------------------------
     agrees that all uses of InterTrust Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of InterTrust. MBC agrees that it shall not contest the validity of any InterTrust Trademarks or registrations thereof or applications with respect thereto, or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill. MBC agrees to make available to InterTrust, upon request, copies of MBC's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the InterTrust Trademarks, and information regarding first use of the InterTrust Trademarks by MBC in each country.

          (c)  Confusing Similarity.   MBC shall not use any marks identical
               --------------------
     with or confusingly similar to any of the InterTrust Trademarks, and shall not register or attempt to register any marks identical with or confusingly similar to InterTrust's Trademarks.

          (d)  Prospective Notice.  Changes in the InterTrust Trademarks and
               ------------------
     such standards of quality shall be effective beginning on the date InterTrust gives MBC written notice thereof and MBC shall, as soon as reasonably practicable thereafter, implement and/or comply with such respective portions thereof.

     6.5  MBC's Use of MBC Trademarks on Cooperative Applications and MBC
          ---------------------------------------------------------------
Products.  To promote the branded and distinct identity of any Cooperative
--------
Application, MBC Products, associated services or any other products distributed, sold or otherwise transferred by MBC to Customers as provided hereunder, MBC acknowledges and agrees that any trademark or logo used by MBC in commerce to specifically identify a Cooperative Application, MBC Product, or services associated therewith (other than trademark or logos that serve to generally identify MBC) shall not, concurrently or thereafter, be used to identify any product other than MBC Products, Cooperative Applications, or other products or services licensed hereunder, whether by MBC or pursuant to license or sublicense from MBC.

     6.6  MBC Trademarks.  Subject to the terms and conditions of this
          --------------
Agreement, MBC grants to InterTrust during the term of this Agreement a limited, nonexclusive, royalty-free, worldwide license, without the right of sublicense except to InterTrust's Affiliates, to use the

                                                                    CONFIDENTIAL

MBC Trademarks; provided that, unless otherwise agreed by MBC, such trademarks
                -------------
shall be used together with MBC's corporate name or other trademarks as reasonably directed by MBC from time to time, and solely in connection with any publicity pursuant to Sections 6.1 (f) or 6.1(g) hereof. InterTrust shall obtain permission from MBC for any further use of MBC's name and shall comply with MBC instructions provided in writing by MBC concerning such further use of any MBC Trademarks.

     6.7  Technology Advisory Committee.  InterTrust currently intends to
          -----------------------------
establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industries that have close strategic technology relationships with InterTrust; and (ii) certain leading experts in technology and business applicable to information and electronic commerce (the "Technology Advisory Committee"). The Technology
                          -----------------------------
Advisory Committee will meet regularly at a forum to be selected by InterTrust for the purpose of discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry. Upon the establishment of the Technology Advisory Committee: (a) InterTrust shall grant MBC the right to have a seat as a member thereof for a period of three (3) years, such seat after the Option Period to be contingent upon MBC's exercise of the Option as set forth in Section 5.1; and (b) MBC shall promptly notify InterTrust of MBC's designation of an executive to serve on such committee. MBC shall: (1) be responsible for all acts and omissions of its representative in connection with the Technology Advisory Committee; and (2) pay for all its expenses incurred in connection with participation on such Committee. MBC and its representative shall abide by all rules and policies established by InterTrust for the Technology Advisory Committee. MBC's membership on the Technology Advisory Committee shall be subject to termination in the event that: (A) MBC or its representative materially fails to comply with any of the rules established by InterTrust for the Technology Advisory Committee; (B) MBC materially breaches any of its representations, warranties or obligations under this Agreement; (C) MBC sells or transfers all or any portion of InterTrust securities obtained by MBC pursuant to the Stock Purchase Agreement (prior to an initial public offering of InterTrust's equity securities); (D) MBC engages in any activities that materially conflict with InterTrust's interests; or (E) InterTrust, in its discretion, dissolves or discontinues the Technology Advisory Committee.


                  ARTICLE 7.  LICENSE FEES AND PAYMENT TERMS

     7.1  Fees and Royalties.
          ------------------

          (a)  InterTrust Technology Fees and Royalties. In consideration of the
               ----------------------------------------
     licenses and the Option granted to MBC herein and the other terms and conditions hereof, MBC shall pay to InterTrust the following amounts, net of any withholding tax:

               (i) within two (2) weeks of the execution hereof, an initial nonrefundable payment of [*] dollars (US$[*]);

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

               (ii) upon exercise of the Option as set forth in Section 5.1 hereof, a nonrefundable payment of [*] dollars (US$[*]), which amount may be [*] as set forth in Section 7.1 (c);

               (iii) upon the later of the first anniversary of the Effective Date or InterTrust's delivery to MBC of the Systems Developer Kit 1.0 (as further described in Exhibit B hereto as such Exhibit may be modified by InterTrust from time to time) a nonrefundable payment of [*] dollars (US$[*]), which amount may be [*] as set forth in Section [*];

               (iv) on the first day of each calendar quarter in 1998, commencing on January 1, 1998, a nonrefundable royalty payment of [*] dollars (US$[*]), which shall be [*] due InterTrust as set forth in Sections 7.1 (a)(v) and 7.1 (a)(vi) below, in accordance with
          Section 7.1 (c) hereof (the [*]);

               (v) based at least in part on the performance of Clearinghouse Functions and related services:

                     (1) a royalty of six-tenths of one percent (0.6%) of the Gross Commercial Value of each Content Transaction; and

                     (2) a royalty of two percent (2%) of all revenue and/or other consideration received pursuant to this Agreement, but not including Content Transactions as set forth in
                     Section 7.1(a)(v)(1) above; and

               (vi) for all revenue or other consideration, if any, derived by MBC in connection with the sale, distribution or other use of Cooperative Applications and/or MBC Products:

                     a royalty of two percent (2%) of all such revenue and consideration.

          (b)  Sublicense Portion.  In consideration of the licenses and the
               ------------------
     Option, MBC shall pay to InterTrust [*] percent ([*]%) of any amounts or consideration received by MBC from a Person that receives a sublicense under Section 5.3 hereof; provided that InterTrust shall be
                                          -------- ----
     entitled to receive no more than [*] dollars (US$[*]) in the aggregate from MBC pursuant to this Section 7.1(b).

          (c)  Royalty [*] and [*].  Commencing on January 1, 1999,
               -------------------
     MBC shall be entitled to [*] of all aggregate royalties accrued under Sections 7.1 (a)(v) and 7.2 (a)(vi) in a calendar quarter [*] the [*] until such [*] equals a limit not exceeding [*] dollars ($[*]) in the aggregate. In addition, the fees to be paid to InterTrust by MBC pursuant to Sections
     7.1 (a)(ii) and 7.1 (a)(iii) shall be [*] by an amount equal to the

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [*] (as defined below) made directly to InterTrust on or before the day that such fee becomes due; provided that the [*] to be [*] shall not
                                -------- ----
     exceed [*] ($[*]) in the aggregate and any [*] shall occur on a one-time, dollar for dollar basis not exceeding the fee then due. As used herein, "Sublicense Payments" shall mean: (i) any license fees paid by an MBC sublicensee pursuant to Section 5.3 hereof directly to InterTrust and accepted by InterTrust (provided that such license fees shall not include any recurring royalties, such as royalties of the kind specified in Sections 7.1 (a)(v) and 7.1 (a)(vi); and (ii) such amount of money (up to US$1,000,000) paid to InterTrust by Mitsubishi Electric in connection with the purchase of InterTrust securities pursuant to a stock purchase agreement, provided that on or before expiration of the Option Period
                -------- ----
     Mitsubishi Electric becomes an MBC sublicensee or an InterTrust Prime Partner.

     7.2  Other Fees.  In addition to the fees specified above: (i) in partial
          ----------
consideration for the Option and other terms and conditions hereof, if MBC does not exercise the Option within the Option Period and on or before March 31, 1998, MBC develops or is developing any technology that includes any portion of the Special Advanced Technologies, before transferring such technology to any Person, including such technology in any product or service, or otherwise commercially exploiting such technology in any manner, MBC shall pay to InterTrust the sum of [*] dollars ($[*]); and (ii) in partial consideration for InterTrust's efforts hereunder, if MBC chooses to terminate this Agreement as provided in Section 6.1(h) hereof, before such termination shall be effective MBC shall pay to InterTrust a fee of [*] dollars (US$[*]).

     7.3  Payment Procedure.  Except as otherwise expressly provided in this
          -----------------
Agreement, within [*] ([*]) days after the end of each calendar quarter, MBC shall pay InterTrust all amounts due and/or payable pursuant to the licenses granted hereunder, and received during such calendar quarter. All such payments shall be made in U.S. dollars ($US) and by wire transfer to such account as designated by InterTrust in writing. Concurrently with such royalty payment, MBC shall provide to InterTrust a written royalty report, certified to be accurate by an officer of MBC, specifying: (i) the revenues derived by MBC that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by MBC to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

     7.4  Currency.  Gross Commercial Value and all consideration to be paid to
          --------
InterTrust by MBC pursuant to Sections 7.1 (a)(v), 7.1 (a)(vi) or 7.1 (b) in a currency other than U.S. dollars shall be converted by MBC to U.S. dollars on a quarterly basis (unless otherwise specified by InterTrust in its sole discretion to be paid in an alternative currency) according to the official rate of exchange for such currency, as published in the Wall Street Journal (Western Edition) on its last publication day during each calendar quarter for which such royalties are due. If the Wall Street Journal (Western Edition) ceases to publish such official rate of

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

exchange at any time during the term of this Agreement, the official rate of exchange during any such period of cessation shall be such rate as published by the Bank of America on the last working day of such calendar quarter for which such royalties are due.

     7.5  Taxes.  MBC shall pay taxes, including but not limited to withholding
          -----
taxes, imposed by the government of Japan or other jurisdictions outside of the United States on all fees and royalties payable to InterTrust under this Agreement. MBC shall be responsible for payment of all sales, use, value-added and other taxes, duties and other charges that may fall due with respect to the transfer to or licensing, reproduction or distribution by MBC of the Cooperative Applications or the MBC Products, or with respect to MBC's activities in the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed by the United States government on InterTrust with respect to the transfer to or licensing to MBC of the InterTrust Technology hereunder or with respect to the payments received hereunder.

     7.6  Interest.  MBC agrees that all sums owed or payable to InterTrust
          --------
hereunder shall bear interest (compounded daily) at the rate of [*] ([*]%) per month or [*] ([*]) points above the U.S. Prime Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, whichever is higher, or such lower rate as may be the maximum rate permitted under applicable U.S. law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that MBC shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of MBC's express obligation to timely provide any and all payments due to InterTrust hereunder.

     7.7  Audit.  MBC shall maintain at its principal place of business during
          -----
the term of this Agreement and for a period of five (5) years thereafter all books, records, accounts, and technical materials regarding MBC's activities in connection herewith sufficient to determine and confirm MBC's royalty obligations and other material obligations hereunder. Upon InterTrust's request, MBC will permit an auditor or agent of InterTrust's choice to examine and audit, during a reasonable time (but no more than once every six (6) months), such books, records, accounts, documentation and materials, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of MBC's reported royalty statements and payments provided by MBC or compliance with the license terms and other material obligations hereunder. MBC shall pay any unpaid delinquent amounts within ten (10) days of InterTrust's request and shall apply any overpayment toward future royalties due and payable to InterTrust. To the extent such examination discloses an underpayment greater than [*] percent ([*]%) of the sums paid to InterTrust by MBC during the applicable period subject to such audit, and such underpayment is not due to fraud or errors made by Persons other than MBC (except where such fraud or errors should have been discovered by MBC in the exercise of reasonable diligence), MBC shall fully reimburse InterTrust, promptly upon demand, for the fees and disbursements due the auditor for such audit; provided that such prompt
                                                       -------- ----
payment shall not be in lieu of any other remedies or rights available to InterTrust hereunder.

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

              ARTICLE 8.  PROPRIETARY INFORMATION AND OWNERSHIP.

     8.1  InterTrust Ownership.  MBC acknowledges and agrees that, as between
          --------------------
InterTrust and MBC, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right title and interest in: (i) the InterTrust Technology, enhancements and modifications thereto, and derivative works thereof created by or for InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by InterTrust in connection with its performance of this Agreement, including participation in the Trading Model Cooperative Project Plan or any Cooperative Application Project Plan; and (ii) Modified Technology not owned by MBC pursuant to Section 8.2 hereof or other modifications or derivative works created by or for MBC that fall outside the scope of its licenses hereunder, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision contained in
                            -------------------
this Agreement shall be construed to transfer to MBC or any other Person any title or ownership interest in any InterTrust Property.

     8.2  MBC Ownership.  Subject to InterTrust's ownership rights under Section
          -------------
8.1, as between MBC and InterTrust, MBC shall be the sole and exclusive owner of the portions of the following created solely by MBC hereunder: (i) any MBC Products; (ii) Modified Technology (except such Modified Technology that merely reimplements the existing functionality of InterTrust Technology provided to MBC, including, for example, porting or translation thereof); (iii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by MBC in connection with its performance of this Agreement, including participation in the Trading Model Cooperative Project Plan and any Cooperative Application Project Plan to the extent permitted under its licenses hereunder; and (iv) all tangible embodiments of the Trading Model Cooperative Applications developed by either Party under this Agreement.

     8.3  Joint Ownership.  The Parties may from time to time discuss and
          ---------------
mutually agree in writing upon the division of ownership rights appropriate for a Cooperative Application as to be set forth in the applicable Cooperative Application Project Plan in accordance with Section 3.2 hereof. Except as otherwise set forth in a Cooperative Application Project Plan or otherwise expressly provided herein, to the extent any Intellectual Property or tangible embodiment thereof (the "Joint Intellectual Property") is deemed by applicable
                         ---------------------------
law to be jointly created by the Parties under this Agreement, InterTrust and MBC shall jointly own such Joint Intellectual Property and neither Party shall be required to account to the other Party for profits from any exploitation thereof.

     8.4  MBC License.  In consideration of the licenses granted, and other
          -----------
consideration provided, by InterTrust to MBC under this Agreement, during the term of this Agreement, MBC hereby grants to InterTrust, its Affiliates, and their successors, assigns, and direct and indirect customers a royalty-free and worldwide license under the Intellectual Property Rights of MBC

                                                                    CONFIDENTIAL
and its Affiliates to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services relating to the InterTrust or DigiBox Technology, that would, but for such license, infringe any Intellectual Property Rights of MBC or its Affiliates.


                         ARTICLE 9.  CONFIDENTIALITY.

     9.1  InterTrust Technical Information.
          --------------------------------

          (a)  Classification of InterTrust Technology and Documents. InterTrust
               -----------------------------------------------------
     Technology (including Documentation) and other documents provided by InterTrust to MBC hereunder shall be marked as one of the following: (i) "Unclassified"; (ii) "Confidential"; or (iii) "Top Secret." MBC and its employees shall exercise careful judgment when they are in possession of an InterTrust document that has not been marked with one of the above-described classifications. If any document provided by InterTrust to MBC contains any technical information that is not marked as indicated above and is not known with certainty to have been either publicly released by InterTrust or otherwise classified as "Unclassified" by InterTrust, then MBC, its employees and any other Person authorized to possess such information shall treat the document as "Confidential," as provided under
     Section 9.1 (b) hereof.

          (b)  Confidential Information.  To the extent that MBC receives from
               ------------------------
     InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally ("Confidential Information"), MBC shall hold such Confidential Information
       --------------------------
     in strict confidence and in a manner that: (i) is sufficiently secure for the character and content of the Confidential Information; and (ii) is not less secure than procedures used by MBC to protect its comparably important information and technology. MBC shall not, without InterTrust's prior written consent, use, disclose, provide or otherwise make available any Confidential Information to any Person, except to one or more of MBC's permitted sublicensees as authorized under the terms and conditions of this Agreement, and their employees. Each of such sublicensees and employees shall have a reasonable need to know such Confidential Information, and each shall operate under the same restrictions as MBC. Furthermore, in each case of disclosure to an employee or authorized sublicensee, access to such Confidential Information shall be allowed only to the extent necessary to enable MBC or any such authorized sublicensee to exercise its license (or sublicense) hereunder and/or as expressly allowed hereunder. MBC and any such sublicensees, as the case may be, shall: (a) require their employees having access to any portion of Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such employee shall have executed with MBC and/or an authorized sublicensee (as applicable) a written non-disclosure/non-use agreement in the form set forth on Exhibit E hereto or as subsequently provided by InterTrust, or MBC's or such sublicensee's applicable form agreement which shall effectively and comparably bind such employee

                                                                    CONFIDENTIAL
     to the same scope as InterTrust's form agreement, and which MBC's or sublicensee's form agreement shall be subject to InterTrust's reasonable prior written approval. MBC shall notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the Confidential Information. MBC and any sublicensee (as appropriate) shall be fully responsible for any breach of MBC's or sublicensees' obligations under this Agreement by any person to whom such Confidential Information has been disclosed. Any obligation of MBC with respect to Confidential Information pursuant to this Section 9.1(b) shall expire thirty-six (36) months after disclosure of such information by InterTrust to MBC.

          (c)  Top Secret Information. In order to protect InterTrust's rights,
               ----------------------
     the rights of InterTrust licensees, and the secure interoperability and reputation of InterTrust implementations, MBC shall treat any InterTrust Technology or other confidential information that is either marked "Top Secret" when disclosed in written form, or indicated as "Top Secret" when disclosed orally ("Top Secret Information") in a manner not less secure
                        ----------------------
     than MBC's most secret information and, in all events in a manner sufficient to reasonably ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. MBC shall not use, disclose, provide or otherwise make available such Top Secret Information to any Person, except to not more than six (6) individual employees of MBC, each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust) and then only to the extent necessary for MBC to exercise its rights and perform its obligations under this Agreement, and none of whom shall receive a disclosure of any such Top Secret Information until: (i) such employee becomes bound by personally executing an InterTrust Top Secrecy Agreement (in the form set forth in Exhibit E hereto or as subsequently provided by InterTrust) covering such information and exposure; and (ii) an original executed copy of such agreement is received by InterTrust, with return receipt provided to MBC, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, MBC and MBC employees described above shall make no physical embodiments (for example, any reproduction or copy, including descriptive notes) whatsoever of Top Secret Information, without the prior express written authorization from InterTrust's Chairman of Board, President or any other InterTrust Officer designated in a written communication to MBC signed by InterTrust's Chairman of the Board (the "Designated Officers"), nor shall MBC or such MBC employees disclose any
      -------------------
     Top Secret Information to any Person, except as described in this Section
     9.1 (c). If MBC becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 9.1 (c), and/or as specified in a Top Secrecy Agreement, MBC shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. MBC shall maintain a log of the employees accessing and location of all originals and other tangible embodiments of all Top Secret Information. MBC shall be fully responsible for any breach by any MBC employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

                                                                    CONFIDENTIAL

     9.2  MBC Technical Information.  To the extent that InterTrust receives MBC
          -------------------------
confidential information that is either marked "confidential" when disclosed in written form or indicated as "confidential" when disclosed orally, under this Agreement, InterTrust shall hold said MBC confidential information in confidence in a manner that is sufficiently secure for the character and content of the information and under no circumstances shall such confidential information be held in a manner that is less secure than procedures used by InterTrust in connection with its comparably important information. Except as to the disclosure by MBC to InterTrust of the Modified Technology or such disclosures inherent in the Certification Testing of MBC Products, Cooperative Applications and/or any associated services pursuant hereto, and only to the extent expressly specified by InterTrust Specifications, MBC shall not disclose or otherwise provide or make available any confidential information of MBC which is directly related to InterTrust Technology and InterTrust's business activities, without first acquiring written approval from a Designated Officer of InterTrust. InterTrust shall not disclose, otherwise provide or make available any MBC confidential information it has received in any form to any Person who is not bound by an applicable confidentiality agreement and has a reasonable need to know such information. InterTrust agrees to notify MBC promptly in writing of any unauthorized disclosure of MBC confidential information provided to InterTrust which may come to the attention of an InterTrust officer. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by InterTrust or its employees, consultants, directors, principals, or Affiliates. Any obligation of InterTrust to keep MBC information in confidence shall expire thirty-six (36) months after disclosure of such information by MBC to InterTrust.

     9.3  Exceptions.  Notwithstanding the provisions of Sections 9.1 (a), 9.1
          ----------
(b) and 9.2 above, and except as to "Top Secret" information as provided in
Section 9.1 (c), the confidentiality restrictions herein shall not apply to Confidential Information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient's employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to InterTrust), as of the date such information is so received.

     9.4  Confidentiality of Agreement and Publicity.  Except as otherwise
          ------------------------------------------
provided in Sections 6.1(h) and 9.3 hereof or as required by law or in connection with a dispute between the Parties regarding the terms hereof, neither Party hereto shall at any time, without the prior written consent of the other Party, disclose the specific details of the terms and conditions of this Agreement to any Person, other than Affiliates, employees, directors, investors holding approximately one percent (1%) or more of the outstanding equity shares and having no reasonably anticipated conflict of interest with the disclosing party, potential investors who may purchase approximately one percent (1%) or more of the outstanding equity shares, and/or financial institutions, professional advisors and/or other consultants having a reasonable need to know and covered by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the foregoing provisions of this Section 9.4: (i) either

                                                                    CONFIDENTIAL

Party may publicly discuss or otherwise disclose that an agreement exists between the Parties to develop electronic commerce industry standards and the Trading Model Cooperative Application, but may provide no further material details as to the specific activities or commitments of the other Party without the prior written consent of the other Party; and (ii) either Party may make such disclosures to the extent permitted under this Section 9.4 in order to comply with its obligations or enforce its rights under this Agreement.

     9.5  Confidentiality of Payments, Audit and Certification Testing.  All
          ------------------------------------------------------------
information received during an audit or pursuant to a Certification Program as provided herein, and all information concerning Certification Testing (including any results thereof), and any and all payment information received by either Party pursuant to this Agreement, and/or pursuant to any Certification Testing, shall be treated as confidential information pursuant to Section 9.4 hereof. Notwithstanding the foregoing, information concerning whether a MBC Product, Cooperative Application or an associated services being disseminated or used in commerce is Compliant with InterTrust Specifications shall not be treated as confidential information under any provision of this Agreement.

     9.6  Survival of the NDA.  Subject to the provisions of this Article 9, the
          -------------------
Non-Disclosure/Non-Use Agreement between InterTrust and MBC dated February 7, 1996, shall terminate upon the execution of this Agreement, except with respect to any terms thereof that survive termination, including confidentiality and non-use obligations relating to information disclosed by InterTrust to MBC prior to the Effective Date.


                 ARTICLE 10.  REPRESENTATIONS AND WARRANTIES.

     10.1  Representations and Warranties of Both Parties.  Each Party hereto
           ----------------------------------------------
represents and warrants to the other Party that as of the Effective Date:

           (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

           (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party. No other corporate or shareholder action or other proceeding on the part of such Party or its shareholders is necessary to authorize this Agreement and the consummation of the transactions contemplated hereby;

           (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights; and

                                                                    CONFIDENTIAL

           (d) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party.

     10.2  Representations and Warranties of InterTrust. In addition to Section
           --------------------------------------------
10.1 above, InterTrust represents and warrants to MBC that as of the Effective
Date:

          (a) InterTrust owns or has the right to grant the licenses hereunder with respect to the InterTrust Technology and the Licensed Rights; and

          (b) to its knowledge, neither the InterTrust Technology nor the Licensed Rights infringe any Person's U.S. copyright or trade secret right, PROVIDED THAT InterTrust MAKES NO WARRANTY WITH RESPECT TO THE INFRINGEMENT
     -------- ----
     OF ANY TRADEMARK OR PATENT RIGHTS.

     10.3  Limitation.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
           ----------
CONTRARY: (i) THE INTERTRUST TECHNOLOGY REQUIREMENTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT; AND (ii) THE ENTIRE RISK AS TO THE QUALITY, ACCURACY, INFRINGEMENT AND PERFORMANCE OF THE INTERTRUST TECHNOLOGY REQUIREMENTS IS WITH MBC. INTERTRUST DOES NOT WARRANT THAT INTERTRUST TECHNOLOGY OR THE INTERTRUST TECHNOLOGY REQUIREMENTS WILL MEET MBC'S REQUIREMENTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, INTERTRUST DOES NOT WARRANT THAT THE INTERTRUST TECHNOLOGY REQUIREMENTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

                                                                    CONFIDENTIAL

                  ARTICLE 11.  INDEMNIFICATION AND REMEDIES.

     11.1 Indemnification.
          ---------------

          (a)  InterTrust Indemnification.  InterTrust shall indemnify and
               --------------------------
     hold MBC and its employees, officers and directors (the "MBC Parties")
                                                              -----------
     harmless from any and all liability, judgments, costs, damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions thereof, to
                                                ------
     the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the MBC Parties arising directly or indirectly from: (i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Article 10; and (ii) MBC's use of InterTrust Trademarks pursuant hereto; provided,
                                                                      --------
     however, that, with respect to InterTrust's representations under Section
     -------  ----
     10.2 (b) hereof, this indemnity does not extend to any Claim relating to:
     (1) any Modified Technology or other modifications thereto made by MBC or any Person or combinations of the InterTrust Technology with any product, technology or service of MBC or of any Person; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation (collectively, the "Indemnification
                                                         ---------------
     Exclusions").
     ----------

          (b)  MBC Indemnification. MBC shall indemnify and hold InterTrust, its
               -------------------
     employees, officers and directors (the "InterTrust Parties") harmless from
                                             ------------------
     any and all Claims or portions thereof to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the InterTrust Parties arising directly or indirectly from: (i) MBC's or any of its sublicensees' breach of any of any obligations, representations or warranties hereunder; (ii) InterTrust's use of MBC Trademarks pursuant hereto; (iii) the design, manufacture, use, distribution and/or disposition of Modified Technology, Cooperative Applications or MBC Products, or performance of any service associated therewith, that would not have otherwise arisen out of MBC's use of the InterTrust Technology alone, except to the extent MBC is indemnified by InterTrust under Section 11.1
     (a) hereof; (iv) any Claim relating to the Indemnification Exclusions; and
     (v) any exercise by MBC or any of its sublicensees of the licenses hereunder that would not have otherwise arisen out of MBC's use of the InterTrust Technology alone, except to the extent MBC is indemnified by InterTrust under Section 11.1 (a) hereof.

          (c)  Third Party Claims.  In case any Claim is brought by a third
               ------------------
     party for which Claim indemnification is provided hereunder: (i) the indemnified Party shall provide prompt written notice thereof to the Party obligated to indemnify such Claim; and (ii) the indemnifying Party shall, upon the demand and at the option of the indemnified Party, assume the defense thereof (at the expense of the indemnifying Party) within thirty
     (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first, or, alternatively upon the demand and at the option of the indemnified Party, pay to such Party all reasonable costs and expenses, including

                                                                    CONFIDENTIAL
     reasonable attorneys' fees, incurred by such Party in defending itself. The Parties shall cooperate reasonably with each other in the defense of any Claim, including making available (under seal if desired, and if allowed) all records reasonably necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim. Notwithstanding the foregoing (and any other section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information related to the security capabilities of InterTrust Technology to any Person. Each Party shall be entitled to reasonable approval of the settlement of any Claim to be entered into by the other Party. Without limiting the foregoing, if as a result of such defense or settlement, an injunction is entered or threatened or an agreement is reached prohibiting MBC from using any portion of the InterTrust Technology, as MBC's sole remedy for such prohibition of such continued use, InterTrust may at InterTrust's sole option either: (a) [*] for MBC to [*] and [*] in accordance with the terms hereof such portion (at MBC's expense, should MBC desire to so continue to [*] such portion); (b) [*] or [*] of the [*] or Licensed Rights, as the case may be, so as to make it [*]; or (3) if options (a) and (b) are not [*] in InterTrust's determination, terminate the licenses granted hereunder as to such portion. In addition, as to any such portion, InterTrust may, at any time after such Claim is brought or threatened, notify MBC that InterTrust is electing one of the options (a), (b) or (c) as to such portion to be effective immediately or at such time specified by InterTrust subject in (a) to MBC's agreement.

     11.2  Cumulative Remedies.  Except as expressly provided herein to the
           -------------------
contrary, no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     11.3  Equitable Remedies.  Each Party agrees that it may be impossible or
           ------------------
inadequate to measure and calculate a Party's damages from any breach of the covenants set forth in Sections 4.2, 5.4, 5.5, 6.1(b), 6.1(h), 6.2, 6.3, 6.4,
6.5, 7.7, 12.3 and 14.7 and Articles 8 and 9 hereof. Accordingly, each Party agrees that if it or any of such Party's employees, licensees, divisions or Affiliates or agents thereof breach or threaten a breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's employees, licensees, divisions, Affiliates, and/or agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement. In addition, MBC agrees that, in the event MBC breaches any of its obligations under Section 6.1(h), InterTrust shall be entitled, in addition to any other remedies available at law or in equity, to extend the Special Advanced Technology Commitment Period for an additional twenty-four (24) month period (measured from the later of the date such breach is admitted by MBC or established by a final judgment pursuant to

                                                                    CONFIDENTIAL


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

which all appeal rights have been exhausted), and MBC hereby irrevocably agrees to an award of specific performance of such provision in InterTrust's favor.

     11.4  EXCLUSION OF DAMAGES.  EXCEPT AS SET FORTH IN THE IMMEDIATELY
           --------------------
FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES, DIVISIONS, CUSTOMERS, EMPLOYEES, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT OTHER THAN UNDER SECTION 6.1(h) AND ARTICLES 8 AND 9. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES: (i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; (ii) THE GROSS NEGLIGENCE OF THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; (iii) THE WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH BY THE LIABLE PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS; OR (iv) THE BREACH OF SECTION 6.1(h) AND ARTICLES 8 OR 9 HEREOF. IN ANY DISPUTE AS TO DAMAGES, THE LIABLE PARTY SHALL BE REQUIRED TO PROVE THE ABSENCE OF MATERIAL NEGLIGENCE, WILLFUL MISCONDUCT AND/OR INTENTIONAL MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH, AS THE CASE MAY BE, REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE.


                      ARTICLE 12.  TERM AND TERMINATION.

     12.1  Agreement.  This Agreement shall commence on the Effective Date and
           ---------
shall continue for a period of twenty-five (25) years therefrom unless and until terminated earlier pursuant to Section 12.2 below. At the end of such twenty-five (25) year term, this Agreement shall automatically renew for subsequent one
(1) year period unless and until a Party notifies the other in writing of its intent not to renew this Agreement prior to sixty (60) days before the beginning of the next such one (1) year period.

     12.2  Events of Termination.  This Agreement, the licenses granted
           ---------------------
hereunder, and/or the Trading Model Cooperative Project Plan and all Cooperative Application Project Plans shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of Termination"):
                   --------------------

           (a)  Expiration of this Agreement;
           (b) If either Party, or, as relevant, any of its permitted sublicensees, materially defaults on any of its material obligations under this Agreement, the non-defaulting Party shall have the right, exercisable in its sole discretion, to initiate a

                                                                    CONFIDENTIAL
     termination procedure under this Agreement by written notice (sent in accordance with the provisions of Section 14.5 hereof) describing with reasonable specificity the nature of the default and requesting that such default be cured, wherein such termination notice shall automatically result in termination unless: (i) within sixty (60) calendar days of receiving such written notice of such default (the "Cure Period"), the
                                                         -----------
     defaulting Party (or such sublicensee) remedies the default; or (ii) in the case of a default that cannot with due diligence be cured within the Cure Period, the defaulting Party or such sublicensee institutes, by the date upon which one half of the Cure Period shall have expired, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion. Notwithstanding the foregoing, the Cure Period associated with MBC's breach of its payment obligations in accordance with Sections 7.1 and 7.2 shall be five (5) business days. Notwithstanding any of the foregoing, InterTrust shall have the right both to immediately terminate this Agreement and to obtain injunctive relief in the event of any: (a) unauthorized disclosure of Top Secret Information or intentional, material unauthorized use of the InterTrust Technology or the Licensed Rights; and/or (b) willful, material unauthorized disclosure of Confidential Information, except as expressly provided for by this Agreement.

          (c) By a Party, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) the institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution;

          (d) Upon written notice to MBC, InterTrust may immediately terminate this Agreement in its sole discretion in the event: (i) MBC fails to make the payment as provided in Section 7.1 (a)(i) hereof ; (ii) MBC fails to properly exercise the option during the Option Period in accordance with
     Section 5.1; (iii) MBC does not develop the Trading Model Cooperative Application or an MBC Product implementing the Trading Model within [*] months from the date InterTrust first delivers any InterTrust Technology Requirements to MBC; (iv) MBC fails to terminate any sublicense pursuant to which the sublicensee thereunder materially defaults its obligations under this Agreement for a period of sixty (60) days after the date of written notice thereof from InterTrust or MBC, whichever is earlier; (v) MBC breaches any of its obligations under Section 6.1(h); or (vi) MBC fails to perform one or more of its material obligations under this Agreement on two or more occasions over a [*] year period. Upon thirty (30) days prior written notice to MBC, InterTrust may terminate this Agreement in its sole discretion if MBC notifies InterTrust, as provided in Section 6.1(h), that it plans to develop or employ a product or service within the Special Advanced Technologies employing Independently Developed Technology, or if it fails to so notify InterTrust as provided hereunder.

                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (e) A Party to a Trading Model Cooperative Project Plan or a Cooperative Application Project Plan shall have the right to terminate such plan if the other Party thereto materially breaches any of its material obligations thereunder.

     12.3 Effect of Termination. Upon termination hereof: (i) all licenses
          ---------------------
granted hereunder, all sublicenses granted by MBC pursuant to Section 5.3, and all cooperative development efforts then being conducted pursuant to the Trading Model Cooperative Project Plan and any Cooperative Application Project Plan shall automatically terminate; (ii) InterTrust shall have the right to retain all sums already paid by MBC (and all MBC sublicensees) hereunder, and MBC (and all MBC sublicensees) shall pay to InterTrust all sums accrued but unpaid within thirty (30) days thereafter; and (iii) MBC (and all MBC sublicensees) shall immediately discontinue its use of InterTrust Technology and/or Modified Technology, and discontinue any service associated therewith (including termination of distribution of Cooperative Applications and MBC Products incorporating or using InterTrust Technology and/or Modified Technology); provided, however, that all licenses properly granted to end-users pursuant to
--------  -------  ----
the then-existing Customer Agreements shall continue in full force and effect in accordance with the terms thereof (provided that such licenses shall in no event provide any rights with respect to Clearinghouse Functions). Each Party shall deliver to the other Party within ten (10) days from the date of termination of this Agreement all copies of all materials protected as Confidential Information or Top Secret Information under this Agreement. Return of Confidential Information shall be by commercially secure means as reasonably specified by the receiving Party. Return of Top Secret Information shall be made, at InterTrust's option as designated by a Designated Officer by written authorization to MBC:
(a) by physical and secure pickup at MBC's offices by an InterTrust officer; (b) by physical and secure delivery to InterTrust's offices in Japan (upon establishment of such offices); and (c) as otherwise may be determined by InterTrust as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who audits and countersigns such delivery. Each Party shall return within said ten
(10) days to the other Party all copies of all confidential materials of such other Party, including all physical embodiments of Confidential Information in the possession or control of the other Party, its sublicensees, their employees, consultants, or other agents. Within one (1) month after the termination of this Agreement, each Party will certify in writing to the other Party that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.

     12.4 Survival. The respective rights and obligations of InterTrust and
          --------
MBC under the provisions of Sections 4.2(ii), 5.5, 6.1(h), 6.5, 7.2, 7.7 (but only for a period of four years), 8.1, 8.2, 8.3, 12.3, this Section 12.4, and Articles 9, 11, 13 and 14 hereof shall survive expiration or termination of this Agreement.

                              ARTICLE 13. EXPORT.

     13.1 Compliance with Law and Export Controls. The Parties shall at all
          ---------------------------------------
times comply with all applicable U.S., Japanese and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the

                                                                    CONFIDENTIAL

InterTrust Technology Requirements and Modified Technology. Additionally, MBC acknowledges that one or more aspects of the InterTrust Technology Requirements, and/or Documentation and Assistance with respect thereto, is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions. InterTrust shall use reasonable efforts at InterTrust's expense, and MBC shall at InterTrust's request reasonably assist InterTrust at MBC's expense, to obtain any license or other approval that may be required for InterTrust's initial export of the InterTrust Technology Requirements and/or Documentation or information relating thereto from the United States to Japan and MBC understands and agrees that certain modifications to InterTrust Technology Requirements and/or Documentation may be required by U.S. law and/or regulatory process and agrees to the implementation of such modification by InterTrust, as necessary. In the event that InterTrust is unable to comply with its obligations hereunder due to an inability to obtain any such license or other approval, such inability to obtain approval shall be considered a force majeure event under Section 14.12. MBC shall, at MBC's expense (subject to InterTrust's right of approval), comply with all applicable laws (including applicable U.S. export control laws and regulations) and obtain all necessary governmental consents and approvals to: (i) further distribute the MBC Products and Cooperative Applications (as well as other technology as expressly permitted hereunder) that contain any part of the InterTrust Technology Requirements or Modified Technology in accordance herewith; and (ii) further export and re-export the InterTrust Technology Requirements and/or Modified Technology. MBC shall: (a) promptly deliver, as available, to InterTrust documentation confirming to InterTrust's reasonable satisfaction MBC's compliance with MBC's responsibilities under this Section 13.1; and (b) obtain such consents and approvals from appropriate governmental entities as InterTrust's counsel may reasonably determine to be necessary (as relates to InterTrust Technology Requirements or Modified Technology) for such further distribution, exportation or re-exportation.

     13.2 Failure to Obtain Export Approval. In the event MBC exercises its
          ---------------------------------
Option and, thereafter, InterTrust has not yet received and further fails to obtain approval from relevant authorities ("Export Approval") to export SDK 1.0
                                            ---------------
to MBC within six (6) months after InterTrust's first commercial shipment of its FCS SDK 1.0 product to a Person not subject to such Export Approval (the "Conversion Date"), MBC shall receive a warrant (the "Warrant") to receive that
----------------                                      -------
number of shares of InterTrust stock (the "Warrant Shares") determined by the
                                           --------------
following mathematical formula:

                Number of Shares = License Fee/ Price Per Share

Where "License Fee" is equal to the license fee paid to InterTrust pursuant to
Section 7.1(a)(i) hereof and,

               "Price Per Share" = Valuation/Outstanding Shares

Where "Valuation" is a number that is the greater of: (a) $US100,000,000; and
(b) one half (1/2) of the then-current value of InterTrust as determined in good faith by InterTrust's Board of Directors as of the Conversion Date, and "Outstanding Shares" is equal to the total number of InterTrust shares issued and outstanding as of the Conversion Date. The Warrant Shares shall

                                                                    CONFIDENTIAL
be shares of InterTrust common stock and/or preferred stock as determined by InterTrust's Board of Directors in good faith.

The Warrant shall be a written agreement with InterTrust containing terms and provisions as reasonably established by InterTrust in view of, among other things, the class of InterTrust stock to which such Warrant Shares belong and InterTrust's extant agreements. Such Warrant shall not be convertable by MBC for six (6) months after the Conversion Date and at any time during such six (6) month period the Warrant shall terminate if InterTrust obtains Export Approval and, notwithstanding any termination hereof, delivers or offers to deliver SDK
1.0 to MBC on the terms provided herein. If at any time subsequent to the Conversion of such Warrant InterTrust obtains Export Approval and makes such SDK
1.0 available to MBC, and MBC accepts delivery of such SDK 1.0, InterTrust shall have the right, exercisable in its discretion, to reacquire all such shares from MBC by tendering to MBC such reasonable amount of interest on the sums then tendered by MBC to InterTrust pursuant to Section 7.1(a) hereof as determined by InterTrust's Board of Directors in good faith and as shall be set forth in the Warrant Agreement.


                          ARTICLE 14. MISCELLANEOUS.

     14.1 Governing Law. This Agreement, any and all actions arising out of or
          -------------
in any manner affecting the interpretation of this Agreement or the Stock Purchase Agreement, and any actions between the Parties involving the InterTrust Technology, and any InterTrust Property and any Confidential or Top Secret Information ("Party Disputes") shall be governed solely by, and construed solely
              --------------
in accordance with, the laws of the United States of America and the Commonwealth of Virginia, excluding that body of law relating to conflict of laws. The Parties hereby acknowledge and agree that the Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     14.2 Venue and Jurisdiction. In connection with any litigation between the
          ----------------------
Parties involving a Party Dispute, each Party hereby unconditionally and irrevocably consents to the jurisdiction and venue in the Courts of the Commonwealth of Virginia and in the U.S. Federal District Court, located in the City of Alexandria, Virginia (or any direct successor thereto) as relevant, and irrevocably: (i) waives any objection whatsoever (including any objection with respect to venue) that any Party may now or hereafter have to the jurisdiction or venue of said courts; and (ii) consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in this Agreement. If necessary, MBC shall appoint a registered agent in the State of Virginia for acceptance of service of process and/or other notices provided for under this Agreement and shall notify InterTrust of the identity of such registered agent within thirty (30) days after the Effective Date.

     14.3 Amendment or Modification. This Agreement may not be amended,
          -------------------------
modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the President or Chairman of InterTrust and a duly authorized officer of MBC.

                                                                    CONFIDENTIAL

     14.4 No Assignment. Except as expressly provided in Section 5.3, this
          -------------
Agreement is personal to MBC and no rights or obligations of MBC hereunder shall be delegated, assigned or transferred to any Person (whether expressly, by implication, or by operation of law including any merger or sale of assets or business) without the prior written consent of InterTrust, in its sole discretion. Any such purported transfer, assignment or delegation by MBC without the appropriate prior written approval shall be null and void ab initio and of
                                                              -- ------
no force or effect. InterTrust shall have the right to delegate, assign or transfer this Agreement and/or its rights or obligations hereunder to any Person, but only in the event that such Person undertakes to assume InterTrust's outstanding obligations.

     14.5 Notices. Any notice or other communication to be given hereunder shall
          -------
be in writing and shall be (as elected by the Party giving such notice): (i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; or (iii) by facsimile with a confirmation copy deposited prepaid with an internationally recognized express courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information regarding Top Secret Information or as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three (3) days prior notice to the other Party. Notice hereunder shall be directed:

                If to MBC, to:

                          3-1 Marunouchi 2-Chome,
                          Chiyoda-ku,
                          TOKYO 100-86, Japan
                          Attn: Norio Okaido
                          General Manager, Multimedia Business Department
                          Fax: 81-3-3210-9144

                If to InterTrust, to:

                          460 Oakmead Parkway
                          Sunnyvale, California 94086
                          Attn: Edmund J. Fish, Esq.
                                Vice President and General Counsel
                          Fax: (408) 222-6144

                                                                    CONFIDENTIAL
                with a copy to:

                          Weil, Gotshal & Manges LLP
                          2882 Sand Hill Road, Suite 280
                          Menlo Park, California 94025
                          Attn: Patrick P. Nguyen, Esq.
                          Fax: (415) 854-3713

     14.6  Waiver. Any of the provisions of this Agreement may be waived by the
           ------
Party entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust's President or Chairman, and in the case of MBC, MBC's authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     14.7  No Third Party Beneficiaries. Nothing express or implied in this
           ----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and the respective successors or permitted assigns of the Parties, any rights, remedies, obligations or liabilities whatsoever. Notwithstanding the foregoing, to the extent permitted by law, MBC grants InterTrust the right to enforce against any of MBC's sublicenses the terms of the applicable sublicenses or agreements between MBC and its sublicensees for the purpose of asserting MBC's rights in order to protect and enforce InterTrust's rights to InterTrust Property and any other InterTrust rights under this Agreement.

     14.8  No Agency. Nothing herein contained shall be construed to constitute
           ---------
the Parties hereto as partners or joint venturers or the agent of another Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

     14.9  Recovery of Costs and Expenses. If any Party to this Agreement
           ------------------------------
brings an action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     14.10 Severability. If the application of any provision or provisions of
           ------------
this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

                                                                    CONFIDENTIAL

     14.11 Counterparts; Facsimiles. This Agreement may be executed in any
           ------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

     14.12 Force Majeure. If, by reason of labor dispute, strike, inability to
           -------------
obtain labor or materials, fire or other action of the elements, accident, administrative or governmental restriction or appropriation or other causes, whether like or unlike the foregoing, beyond the reasonable control of a Party hereto, such Party is unable to perform in whole or in part its obligations set forth in this Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such Party liable to the other Party. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues. Except in the case of application of this Section 14.12 due to the provisions of
Article 13 hereof, this Agreement may be terminated by notice by the Party not seeking excuse from performance, if such event shall prevent performance for longer than one hundred and twenty (120) days. The Party subject to an event of force majeure shall use good faith efforts to comply as closely as possible with the provisions of this Agreement and to avoid the effects of such event to the extent possible.

     14.13 English Translation. Any documents, materials, notices, products,
           -------------------
royalty reports, agreements (including sublicense agreements), copies of promotional materials or other information required to be provided to InterTrust or for InterTrust's review and/or approval hereunder shall be provided in the English language. Any and all translation costs in this regard shall be borne by MBC.

     14.14 Entire Agreement. This Agreement represents the entire agreement of
           ----------------
the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 9.6 hereof) including, without limitation, the MOU except such provisions therein that survive in accordance with the terms thereof.

                                                                    CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                 MITSUBISHI CORPORATION
  CORPORATION



By:____________________________         By:____________________________

Name:__________________________         Name:__________________________

Title:_________________________         Title:_________________________

                                                                    CONFIDENTIAL

          Exhibit A to the Technology Development and License Agreement

                      INTERTRUST TECHNOLOGIES CORPORATION



                              SERIES B PREFERRED

                           STOCK PURCHASE AGREEMENT



                                October __, 1996



                                CONFIDENTIAL

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
1.   Purchase and Sale of Stock..........................................  1

     1.1   Sale and Issuance of Series B Preferred Stock.................  1
     1.2   Closing.......................................................  1
     1.3   Subsequent Sale of Series B Preferred Stock...................  1

2.   Representations and Warranties of the Company.......................  1

     2.1   Organization, Good Standing and Qualification.................  1
     2.2   Capitalization and Voting Rights..............................  2
     2.3   Subsidiaries..................................................  2
     2.4   Authorization.................................................  2
     2.5   Valid Issuance of Preferred and Common Stock..................  3
     2.6   Governmental Consents.........................................  3
     2.7   Offering......................................................  3
     2.8   Litigation....................................................  3
     2.9   Patents and Other Intangible Assets...........................  4
     2.10  No Violations; Compliance with Other Instruments..............  4
     2.11  Agreements; Action............................................  4
     2.12  Related-Party Transactions....................................  5
     2.13  Permits.......................................................  5
     2.14  Financial Statements..........................................  5
     2.15  Taxes.........................................................  6
     2.16  Employee Benefits.............................................  6
     2.17  Proprietary Information and Inventions Assignment Agreements..  6

3.   Representations and Warranties of the Purchasers....................  6

     3.1   Authorization.................................................  6
     3.2   Purchase Entirely for Own Account.............................  6
     3.3   Disclosure of Information.....................................  7
     3.4   Investment Experience.........................................  7
     3.5   Accredited Purchaser..........................................  7
     3.6   Restricted Securities.........................................  7
     3.7   Further Limitations on Disposition............................  7
     3.8   Legends.......................................................  7

4.   Additional Covenants................................................  8

     4.1  Registration Rights............................................  8
     4.2  Restriction on Transfer; Right of First Refusal................ 18
     4.3  Mergers and Other Extraordinary Transactions................... 19
     4.4  Financial Information.......................................... 20
     4.5  Confidentiality................................................ 20

                                 CONFIDENTIAL

5.   California Commissioner of Corporations............................. 20

     5.1   Corporate Securities Law...................................... 20

6.   Conditions of Purchaser's Obligations at Closing.................... 21

     6.1   Representations and Warranties................................ 21
     6.2   Performance................................................... 21
     6.3   Compliance Certificate........................................ 21
     6.4   Qualifications................................................ 21
     6.5   Proceedings and Documents..................................... 21
     6.6   Opinion of Company Counsel.................................... 21
     6.7   No Injunction................................................. 21

7.   Conditions of the Company's Obligations at Closing.................. 22

     7.1   Representations and Warranties................................ 22
     7.2   Payment of Purchase Price..................................... 22
     7.3   Qualifications................................................ 22

8.   Miscellaneous....................................................... 22

     8.1   Survival of Representations, Warranties and Covenants......... 22
     8.2   Successors and Assigns........................................ 22
     8.3   Governing Law................................................. 22
     8.4   Counterparts.................................................. 22
     8.5   Titles and Subtitles.......................................... 22
     8.6   Notices....................................................... 23
     8.7   Finder's Fee.................................................. 23
     8.8   Amendments and Waivers........................................ 23
     8.9   Entire Agreement.............................................. 24
     8.10  Severability.................................................. 24
     8.11  Aggregation of Stock.......................................... 24
     8.12  No Third Party Beneficiaries.................................. 24

                                 CONFIDENTIAL

                      INTERTRUST TECHNOLOGIES CORPORATION

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

          THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT is made as of the ___ day of October 1996, by and between InterTrust Technologies Corporation, a Delaware corporation (the "Company"), and the purchasers listed on Schedule A
                                                                   ----------
hereto, each of whom is herein referred to as a "Purchaser."

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.  Purchase and Sale of Stock.
              --------------------------

              1.1 Sale and Issuance of Series B Preferred Stock. Subject to the
                  ---------------------------------------------
terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing (as defined below) that number of shares of the Company's Series B Preferred Stock set forth opposite each Purchaser's name on Schedule A hereto at a purchase price of $8.57 per share, for an aggregate
----------
purchase price set forth on Schedule A.
                            ----------

              1.2  Closing.  The purchase and sale of the Series B Preferred
                   -------
Stock shall take place at the offices of the Company at 460 Oakmead Parkway, Sunnyvale, California 94086, concurrently with the execution and delivery of this Agreement or at such other time and place as the Company and Purchasers acquiring in the aggregate more than half the shares of Series B Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated the "Closing"). At the Closing the Company shall deliver to each Purchaser a certificate representing the Series B Preferred Stock that such Purchaser is purchasing against payment of the purchase price therefor by check or wire transfer.

              1.3  Subsequent Sale of Series B Preferred Stock.  The Company may
                   -------------------------------------------
sell up to the balance of the authorized number of shares of Series B Preferred Stock not sold at the Closing to such purchasers as it shall select, at a price not less than $8.57 per share, in one or more subsequent closings.

          2.  Representations and Warranties of the Company.  The Company hereby
              ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Exhibit
                                                                         -------
A, which exceptions shall be deemed to be representations and warranties as if
-
made hereunder:

              2.1  Organization, Good Standing and Qualification.  The Company
                   ---------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its financial condition, business, prospects or results of operations.

                                 CONFIDENTIAL

          2.2  Capitalization and Voting Rights.  The authorized capital of the
               --------------------------------
Company consists, or will consist immediately prior to the Closing, of:

               (a) Preferred Stock.  10,000,000 shares of Preferred Stock (the
                   ---------------
"Preferred Stock"), 2,500,000 of which shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") and 1,399,575 of which shares have been designated Series B Preferred Stock (the "Series B Preferred Stock"). 1,983,333 shares of Series A Preferred Stock and 583,431 shares of Series B Preferred Stock are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock are as stated in the Company's Restated Certificate of Incorporation. The rights, privileges and preferences of the Series B Preferred Stock are as stated in the Company's Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the "Certificate of Designations, Preferences and Rights").

               (b) Common Stock.  50,000,000 shares of Common Stock ("Common
                   ------------
Stock), 30,000,000 of which are designated Class A Voting Common Stock, and 20,000,000 of which are designated Class B Non-Voting Common Stock. 6,384,059 shares of Class A Voting Common Stock are issued and outstanding. 391,170 shares of Class B Non-Voting Common Stock are issued and outstanding.

               (c) The outstanding shares of Common Stock and the outstanding shares of Series A Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

               (d) Except for the conversion privileges of the Series A Preferred Stock, the conversion privileges of the Series B Preferred Stock, outstanding options issued to directors, employees and consultants to purchase 1,259,700 shares of Class A Voting Common Stock and 1,420,964 shares of Class B Non-Voting Common Stock, warrants outstanding which are exercisable for 176,000 shares of Class A Voting Common Stock and 155,508 shares of Class B Non-Voting Common Stock, there are no outstanding options, warrants, rights (including conversion or, except as set forth on the Schedule of Exceptions, any preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the foregoing, the Company has reserved 430,300 shares of its Class A Voting Common Stock for issuance upon exercise of additional options to be granted under the Company's 1995 Stock Plan. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this

                                 CONFIDENTIAL

Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series B Preferred Stock being sold hereunder and the Class A Voting Common Stock issuable upon conversion of the Series B Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.5  Valid Issuance of Preferred and Common Stock.  The Series B
               --------------------------------------------
Preferred Stock that is being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Class A Voting Common Stock issuable upon conversion of the Series B Preferred Stock purchased under this Agreement has been duly authorized and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designations, Preferences and Rights, will be duly authorized and validly issued, fully paid, and nonassessable and free of any liens or encumbrances created by the Company and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

          2.6  No Violation; Governmental Consents.
               -----------------------------------

               (a) The Company has complied with all federal, state, local and foreign laws, regulations and orders applicable to its business except where the failure to so comply would not have a material adverse effect on its financial condition, business, prospects or results of operations. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not violate or be in conflict with any provision of law, any order, rule or regulation of any court or other agency of government.

               (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder and the filing under Regulation D under the Act.

          2.7  Offering.  Subject in part to the truth and accuracy of each
               --------
Purchaser's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series B Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Act.

          2.8  Litigation.  Except as set forth on the Schedule of Exceptions,
               ----------
there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently

                                 CONFIDENTIAL
threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that would result, either individually or in the aggregate, in any material adverse changes in the financial condition or results of operations of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.9  Patents and Other Intangible Assets.  The Company owns all of its
               -----------------------------------
granted, pending or common law rights in its patents, trademarks, tradenames and copyrights. The Company has a license under any and all patents, patent applications, trademarks, trade names, brand names, inventions, processes, formulae or copyrights not owned by it to the extent that the Company knows to be necessary for the operation of the business of the Company as now conducted and as proposed to be conducted (the "Necessary Intellectual Property"). Without having conducted any special infringement or patent search, except as set forth on the Schedule of Exceptions the Company is unaware of any infringement of or conflict with the rights of others with respect to the Necessary Intellectual Property.

          2.10 Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default in any respect of any provision of its Restated Certificate of Incorporation or Bylaws, or any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.11 Agreements; Action.  Except as set forth in the Financial
               ------------------
Statements (defined below) and the Schedule of Exceptions:

               (a) There are no instruments, judgments, orders, writs, decrees or contracts to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting the development or distribution of the Company's products or services.

               (b) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances in excess of $10,000 to any

                                 CONFIDENTIAL
person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

               (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.12 Related-Party Transactions.  Except as set forth in the Schedule
               --------------------------
of Exceptions, no officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.13 Permits.  The Company has all franchises, permits, licenses, and
               -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the financial condition or results of operations of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.14 Financial Statements.  The Company has furnished to each
               --------------------
Purchaser its audited balance sheet and related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1994 and 1995 and its unaudited balance sheet and related unaudited statements of operations, stockholders' equity and cash flows for the quarters ended March 31, 1996 and June 30, 1996 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles (except for the omission of footnotes, and subject to year-end adjustments as may be required under generally accepted accounting principles in the case of the unaudited statements) and fairly present the financial position of the Company as of the date thereof and the results of its operations and cash flows for the period then ended. Except as disclosed or provided for in the balance sheets as of December 31, 1995 or June 30, 1996 or in the Schedule of Exceptions, there are no material liabilities of the Company of any kind whatsoever, whether accrued, contingent or otherwise, other than liabilities incurred in the ordinary course of business consistent with past practice since the date of such balance sheets. Since June 30, 1996, there has not been any material adverse change in the financial position or the earnings or operations of the Company.

                                 CONFIDENTIAL

          2.15 Taxes.  The Company has prepared and timely filed all income tax
               -----
returns and other material tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to said returns or pursuant to any assessment which has been received by it. No federal or state income or sales tax returns of the Company have been audited, and no deficiency assessment or proposed adjustment of the Company's United States income tax, state or municipal taxes or sales taxes is pending.

          2.16 Employee Benefit Plans.  Except as set forth in the Schedule of
               ----------------------
Exceptions, the Company does not have any "Employee Benefit Plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No officer, director or employee of the Company has committed a material breach of any responsibility or obligation imposed upon fiduciaries by Title I of ERISA with respect to any Employee Benefit Plan. Each Employee Benefit Plan has at all times prior hereto been maintained in accordance with its terms and all applicable laws, except where the failure to do so would not have a material adverse effect upon the Company. With respect to each Employee Benefit Plan, other than ordinary claims for benefits pursuant to the terms of such plan, there is no claim pending or, to its knowledge, threatened against or involving such plan by any person or governmental authority.

          2.17 Proprietary Information and Inventions Assignment Agreements.
               ------------------------------------------------------------
Each employee, officer and consultant of the Company has executed a Company Proprietary Information and Inventions Assignment Agreement. The Company is not aware that any of its employees, officers or consultants are in violation thereof.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants, severally, that:

          3.1  Authorization.  Such Purchaser has full power and authority to
               -------------
enter into this Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Series B Preferred Stock to be received by such Purchaser and the Class A Voting Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking,

                                 CONFIDENTIAL
agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information.  Such Purchaser represents that it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred Stock. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred Stock and the business, properties, prospects, financial condition and results of operations of the Company.

          3.4  Investment Experience.  Such Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Series B Preferred Stock. If other than an individual, Purchaser also represents either
(i) that it has not been organized for the purpose of acquiring the Series B Preferred Stock or (ii) that if such Purchaser has been organized for the purpose of acquiring the Series B Preferred Stock, that each of the equity owners of such Purchaser is an investor of companies in the development stage who is able to fend for himself, bear the economic risk of his investment in the Purchaser and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of his investment in such Purchaser.

          3.5  Accredited Investor.  Such Purchaser is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D under the Act, as presently in effect.

          3.6  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company, if reasonably requested by the Company, with

                                 CONFIDENTIAL
an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to a shareholder of an investment corporation, or to the estate of any such partner or retired partner or shareholder or the transfer by gift, will or intestate succession of any such partner or shareholder to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or shareholder or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder.

          3.8  Legends.  It is understood that the certificates evidencing the
               -------
Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) "The sale or transfer of these securities is restricted under the terms of a Series B Preferred Stock Purchase Agreement dated as of October __, 1996 between the Company and the purchasers listed on Schedule A thereto, a copy of which agreement is on file at the principal office of the Company."

               (c) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     4.   Additional Covenants.
          --------------------

          4.1  Registration Rights.
               -------------------

               (a)  Definitions. The following terms shall have the following
                    -----------
respective meanings:

                       (i) "Expenses of Registration" shall have the meaning specified in Section 4.1(e).

                       (ii) "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                                 CONFIDENTIAL

                       (iii) "Holder" or "Holders" means any holder of outstanding Registrable Securities.

                       (iv) "Holder or Holders of Series A Registrable Securities" means any holder of outstanding Series A Registrable Securities.

                       (v) "Holder or Holders of Series B Registrable Securities" means any holder of outstanding Series B Registrable Securities.

                       (vi) "Initiating Holders" means any Holder or Holders who individually or in the aggregate hold not less than 25% of the Registrable Securities.

                       (vii) "Initial Public Offering" means the Company's sale of its Common Stock in a bona fide underwriting pursuant to a registration statement under the Act, the public offering price of which is not less than $7.50 per share (as adjusted for stock dividends, stock splits or recapitalizations) and for an aggregate offering price, net of underwriters' discounts and commissions, of more than $10,000,000.

                       (viii) "Lead Series A Investor" means ATGF II, a fund organized under the laws of Panama, its affiliates, or its transferees permitted under Section 4.1(i) of the Series A Preferred Stock Agreement.

                       (ix) "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                       (x) "Other Series Registrable Securities" means the Registrable Securities described in clauses (ii) and (iii) of the definition of Registrable Securities in Section 4.1(a)(xi).

                       (xi) "Registrable Securities" means (i) the shares of Class A Voting Common Stock issuable or issued upon conversion of the outstanding Series A Preferred Stock and any other shares of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of, the outstanding Series A Preferred Stock,
(ii) the shares of Class A Voting Common Stock issuable or issued upon conversion of the outstanding Series B Preferred Stock and any other share of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of the outstanding Series B Preferred Stock, and (iii) the shares of the Common Stock issuable or issued upon conversion of any series of Preferred Stock that may from time to time come into existence as to which the Company may grant rights to have such shares of the Common Stock registered and any other shares of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of such series of Preferred Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's rights under this

                                 CONFIDENTIAL

Agreement, under the Series A Preferred Stock Agreement or under the agreement(s) pursuant to which any series of Preferred Stock that may from time to time come into existence may be purchased are not assigned; provided,
                                                               --------
however, that Registrable Securities shall only be treated as Registrable
-------
Securities if, and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto may legally be removed upon the consummation of such sale.

                    (xii) "Series A Preferred Stock Agreement" means that certain Series A Preferred Stock Purchase Agreement dated March 15, 1996 between the Company and the purchasers listed on Schedule A thereto and all amendments and supplements thereto.

                    (xiii) "Series A Registrable Securities" means the Registrable Securities described in clause (i) of the definition of Registrable Securities in Section 4.1(a)(xi) hereof.

                    (xiv) "Series B Registrable Securities" means the Registrable Securities described in clause (ii) of the definition of Registrable Securities in Section 4.1(a)(xi) hereof.

               (b)  Demand Registration.
                    -------------------

                    (i) Request for Registration. In case the Company shall
                        ------------------------
receive from Initiating Holders a written request (the "Request") that the Company effect any registration with respect to not less than 25% of the Registrable Securities then outstanding, or any lesser percentage of Registrable Securities if the anticipated aggregate offering price, net of underwriters' discounts and commissions, would exceed $3,000,000, the Company will

                        (1) promptly give written notice of the proposed registration, qualification or compliance to all other Holders in accordance with Section 8.6; and

                        (2) as soon as practicable, use its reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in the Request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in the Request as are specified in a written notice received by the Company within twenty (20) days after such Holder's receipt of written notice provided by the Company pursuant to Section 4.1(b)(i)(1); provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 4.1(b):

                            A.   In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such

                                 CONFIDENTIAL
registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

                              B.    Prior to 270 days following the effective
date of the Initial Public Offering;

                              C.    During the period starting with the date of
filing of, and ending on the date 180 days immediately following the effective date of, any general form of registration statement pertaining to sale by the Company of Common Stock or securities which are immediately convertible at the option of the holder or convertible within twelve (12) months from the date of issuance into Common Stock, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                              D.    After the Company has effected one (1) such
registration pursuant to this Section 4.1(b) provided that if the first
                                             --------
registration pursuant to this Section 4.1(b) shall be underwritten and if less than 50% of the Series B Registrable Securities then outstanding held by the Initiating Holder and all Holders who join in the Request in the manner, and at the time, specified in Section 4.1(b)(i)(2) shall be, or shall have been, included in such underwriting and in any underwriting described in Section 4.1(c)(ii) which has been consummated prior to the date of such underwriting, then the Company shall be obligated to effect an additional registration pursuant to this Section 4.1(b); or

                              E.    If the Company shall furnish to such
Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at the date filing would be required, in which case the Company's obligation to use its reasonable efforts to register under this Section 4.1(b) shall be deferred for a period not to exceed 120 days from the date of receipt of the Request, provided that the Company may not exercise this deferral right more than once during any twelve (12) month period.

                    (ii)  Underwriting.  If any registration pursuant to Section
                          ------------
4.1(b) shall be underwritten, the right of any Holder to registration pursuant to Section 4.1(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting as prescribed herein (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and each such Holder). The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company for such underwriting (the "Managing Underwriter"). Notwithstanding any other provision of this Section 4.1(b), if the Managing Underwriter advises the Initiating Holders or the Company in writing that the number of Registrable Securities proposed to be registered by such Initiating Holder or Holders exceeds the maximum number of such shares which the Managing Underwriter considers, in good faith, to be appropriate based upon market conditions and other relevant factors (the "Maximum Number"), then (1) the

                                 CONFIDENTIAL

Company shall so advise all Holders, (2) the Lead Series A Investor shall be entitled to include Registrable Securities in such underwriting up to the Maximum Number, (3) if the Lead Series A Investor elects to include in such underwriting a number of its Registrable Securities which is less than the Maximum Number (the "Series A Portion"), the Initiating Holders of Series A Registrable Securities (if different than the Lead Series A Investor) and those Holders of Series A Registrable Securities (other than the Lead Series A Investor) joining in the Request shall be entitled to include in such underwriting their pro-rata share of Series A Registrable Securities up to that number of shares equal to the difference between the Maximum Number and the Series A Portion and (4) if the Holders of Series A Registrable Securities (including the Lead Series A Investor) elect to include in such underwriting a number of their Registrable Securities which is less than the Maximum Number, the Holders of Other Series Registrable Securities joining in the Request shall be entitled to include in such underwriting their pro-rata share of Other Series Registrable Securities up to that number of shares equal to the difference between the Maximum Number and the total number of shares that the Holders of Series A Registrable Securities (including the Lead Series A Investor) elect to include in such underwriting. For purposes of the preceding sentence, (x) a Holder's "pro-rata share of Series A Registrable Securities" shall mean the quotient obtained by dividing the number of Series A Registrable Securities held by such Holder by the sum of all of the Series A Registrable Securities held by the Initiating Holders (if different than the Lead Series A Investor) and those Holders of Series A Registrable Securities (other than the Lead Series A Investor) joining in the Request and (y) a Holder's "pro-rata share of the Other Series Registrable Securities" shall mean the quotient obtained by dividing the number of Other Series Registrable Securities held by such Holder by the sum of all of the Other Series Registrable Securities held by the Initiating Holders and those Holders of Other Series Registrable Securities joining in the Request. No Registrable Securities excluded from the underwriting by reason of the Managing Underwriter's marketing limitation shall be included in such underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder declines to participate upon review of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the Managing Underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If the underwriter has not limited the number of Registrable Securities to be underwritten, or if Holders have elected to include less than the Maximum Number in such underwriting, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the Managing Underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

                    (iii) The Company shall pay the Expenses of Registration for one (1) registration requested pursuant to this Section 4.1(b). Notwithstanding the immediately preceding sentence, in the event that the Company is obligated to effect an additional registration pursuant to the proviso to Section 4.1(b)(2)(D), then the Company shall pay the Expenses of Registration for two
(2) registrations requested pursuant to this Section 4.1(b).

                                 CONFIDENTIAL

               (c)  Company Registration.
                    --------------------

                    (i)   Notice of Registration. If (but without any obligation
                          ----------------------
to do so) at any time after the Initial Public Offering the Company proposes to register any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to an SEC Rule 145 transaction, or a registration on Form S-8, Form S-4 or any successors to such forms, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within twenty
(20) days from receipt of such notice by the Company in accordance with Section 8.6, the Company shall, subject to the provisions of Section 4.1(c)(ii) and 4.1(d), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                    (ii)  Underwriting Requirements. In connection with any
                          -------------------------
offering pursuant to this Section 4.1(c), the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, adversely affect the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe would not adversely affect the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not adversely affect the success of the offering (the securities so included to be apportioned first to the Company, then second pro rata among the selling Holders of Series A Registrable Securities according to the total amount of Series A Registrable Securities owned by each selling Holder, then third pro rata among the selling Holders of Other Series Registrable Securities according to the total amount of Other Series Registrable Securities owned by each selling Holder and then fourth to all other selling stockholders, or in such other proportions as shall mutually be agreed to by all such parties), it being understood that all Registrable Securities may be excluded from the registration on this basis. For any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                    (iii) The Company shall pay the Expenses of Registration for two (2) registrations requested pursuant to this Section 4.1(c).

               (d)  Furnish Information. It shall be a condition precedent to
                    -------------------
the obligations of the Company to take any action pursuant to this Section 4.1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such

                                 CONFIDENTIAL
information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (e)  Expenses of Registration. The term "Expenses of
                    ------------------------
Registration" means all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section 4.1, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company. Expenses of Registration does not include the fees and disbursements of counsel for the selling Holders.

               (f)  No Delay of Registration. No Holder shall have any right to
                    ------------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.1.

               (g)  Indemnification. In the event any Registrable Securities are
                    ---------------
included in a registration statement under this Section 4.1:

                    (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder of Series B Registrable Securities, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) that arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay, as incurred, to each such Holder, underwriter or controlling person, to the extent (and only to the extent) that such losses, claims, damages, or liabilities arise out of a Violation, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4.1(g) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.1(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                                 CONFIDENTIAL

                    (ii) To the extent permitted by law, each selling Holder of Series B Registrable Securities will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 4.1(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.1(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder. Nothing contained in this Section 4.1(g)(ii) is intended to preclude the underwriters in any offering from requiring broader indemnities from the Holders participating in such offering.

                    (iii) Promptly after receipt by an indemnified party under this Section 4.1 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.1, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain separate counsel of its own, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided further that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel for all indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
4.1 (to the extent of such prejudicial effect), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.1.

                    (iv) No indemnifying party, in the defense of any claim arising out of a Violation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and, in the event the terms of such judgment or settlement include any term other than the payment by the indemnifying party of money

                                 CONFIDENTIAL
damages, the indemnifying party shall not so consent or enter into such a settlement without the consent of each indemnified party (which will not be unreasonably withheld) whether or not the terms thereof include such a release.

                    (v)   The obligations of the Company and Holders under this
Section 4.1 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.1, and otherwise.

               (h)  Form S-3 Registration. In case the Company shall receive
                    ---------------------
from any Holder or Holders a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (i) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (ii) As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company in accordance with Section 8.6; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4.1(h):

                          (1)  If Form S-3 is not available for such offering by
the Holders;

                          (2)  Unless the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell either (x) Registrable Securities having an aggregate price to the public (net of any underwriters' discounts and commissions) in excess of $2,000,000; or (y) not less than 15% of the Registrable Securities then outstanding;

                          (3)  If the Company shall furnish to the Holders a
certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this
Section 4.1(h); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

                          (4)  If the Company has completed its Initial Public
Offering within 180 days of the Company's receipt of the request for the Form S-3 registration; or

                                 CONFIDENTIAL

                          (5)  In any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (iii) Notwithstanding anything to the contrary herein, the Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 4.1(h), and no more than one (1) such registration in any twelve (12) month period.

                    (iv) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall pay the Expenses of Registration for two (2) registrations requested pursuant to this Section 4.1(h). Registrations effected pursuant to this Section 4.1(h) shall not be counted as registrations effected pursuant to Sections 4.1 (b) or (c).

               (i)  Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 4.1 may only be assigned by a Holder to a transferee who acquires all of such Holder's shares, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

               (j)  "Market Stand-Off" Agreement. Each Purchaser hereby agrees
                     ---------------------------
that during the 180 day period following the effective date of each of (i) a registration statement of the Company filed under the Act in connection with the Initial Public Offering and (ii) the registration statement filed under the Act with respect to an underwritten offering of Common Stock (or securities which are immediately convertible at the option of the holder or convertible within twelve (12) months from the date of issuance into Common Stock) after the Initial Public Offering, it shall not sell, offer to sell, or otherwise transfer or dispose of any capital stock of the Company held by it at any time during such period except to the extent such Purchaser participates as a selling stockholder in such registrations. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder agrees to execute the form of such market stand-off agreement as may be reasonably requested by the underwriters.

               (k)  Termination or Amendment of Registration Rights. The
                    -----------------------------------------------
registration rights granted under this Section 4.1 may be terminated, waived or amended with the written consent of the Company and the Holders of 66% of the Series B Registrable Securities then outstanding. In addition, no Holder of Series B Registrable Securities shall be entitled to exercise any right provided for in this Agreement (a) after four (4) years following the closing of the Initial Public Offering or (b) at such time following the Initial Public Offering and for so long as such Holder may sell all of such Holder's Series B Registrable Securities in any ninety (90) day period pursuant to Rule 144(k) (or such successor rule as may be adopted).

                                 CONFIDENTIAL

               (l)  Registration Rights of Holders of Series A Registrable
                    ------------------------------------------------------
Securities. The rights granted to the Holders of Series B Registrable Securities
----------
in Sections 4.1(b), 4.1(c) and 4.1(h) of this Agreement to have Series B Registrable Securities owned by them registered shall be subject to the rights granted to the Holders of Series A Registrable Securities in Sections 4.1(b), 4.1(c) and 4.1(h) of the Series A Preferred Stock Agreement to have Series A Registrable Securities owned by them registered.

          4.2  Restriction on Transfer; Right of First Refusal.
               -----------------------------------------------

               (a)  Restriction on Transfer. Neither any Purchaser nor any
                    -----------------------
transferee of any Purchaser shall sell or transfer in any manner any shares of Series B Preferred Stock purchased hereunder (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock may be converted) to any person or entity engaged in, or reasonably anticipated by the Company to become engaged in, the business of providing electronic commerce solutions or related technology (a "Restricted Party"). A Purchaser or any transferee of any Purchaser may request that the Company waive the restriction on the sale or transfer of shares described in the preceding sentence to a Restricted Party as to a particular, proposed sale or transfer, but the Company shall have no obligation to waive such restriction on the sale or transfer of any such shares to any Restricted Party.

               (b)  Right of First Refusal. In the event, at any time after the
                    ----------------------
date of this Agreement, any Purchaser or its transferee desires to sell or transfer in any manner any shares of Series B Preferred Stock purchased hereunder (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) to a person or entity which is not a Restricted Party, it shall first offer such shares for sale to the Company at substantially the same price, and upon substantially the same terms (or terms as similar as reasonably possible) upon which it is proposing or is to dispose of such shares; provided that a Purchaser may transfer all or part of its shares of Series B Preferred Stock (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) to a corporation or other entity which is not a Restricted Party and not less than fifty-one (51%) percent of whose outstanding capital stock or other equity interests is owned beneficially and of record by the Purchaser without first making such offer to the Company. Said right of first refusal shall be provided to the Company for a period of fifteen (15) days following receipt by the Company of written notice (the "Proposed Transfer Notice") by the Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. The Company may exercise such right of first refusal as to all, or some portion which is less than all, of the shares proposed to be transferred by notifying the Purchaser in writing within such fifteen day period, and paying such Purchaser within thirty (30) days following receipt by the Company of the Proposed Transfer Notice the relevant consideration therefor. If the Company and its assigns do not complete the purchase of shares of Series B Preferred Stock (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) identified in the Proposed Transfer Notice within thirty (30) days following receipt by the Company of the Proposed Transfer Notice, the Purchaser may sell or transfer such shares in accordance with the terms and conditions set forth in the Proposed Transfer Notice to the person or entity identified

                                 CONFIDENTIAL
in the Proposed Transfer Notice. If the Purchaser desires to sell or transfer in any manner such shares either (i) upon terms and conditions which are different than those specified in the Proposed Transfer Notice or to a person or entity other than the person or entity identified in the Proposed Transfer Notice or
(ii) more than sixty (60) days after the Company's receipt of the Proposed Transfer Notice, then the Purchaser shall comply with the provisions of this
Section 4.2(b) again prior to effecting any such sale or transfer.

               (c)  Assignment.  The Company may assign the rights granted to it
                    ----------
pursuant to this Section 4.2 in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

               (d)  Restrictions Binding on Transferees. All transferees of
                    -----------------------------------
shares purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this
Section 4.2.

               (e)  Termination of Right of First Refusal. The right of first
                    -------------------------------------
refusal granted the Company in Section 4.2(b) shall terminate upon consummation of the Initial Public Offering, with such termination retroactive to the effectiveness of the registration statement relating to the Initial Public Offering.

          4.3  Mergers and Other Extraordinary Transactions.
               --------------------------------------------

               (a)  Agreement.  Each Purchaser shall either (i) take all actions
                    ---------
necessary to vote all shares of the Series B Preferred Stock (and all shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock may be converted) owned or held of record by such Purchaser at any annual or special meeting of the Company (or by written consent in lieu of such meeting) held for the approval of any merger, consolidation or sale or exchange of all or substantially all of the Company's assets which has been approved by the Board of Directors in favor of any such merger, consolidation or sale or exchange of all or substantially all of the Company's assets and all transactions and other matters incident thereto or (ii) refrain from taking any action with respect to any merger, consolidation or sale or exchange of all or substantially all of the Company's assets which has been approved by each of the Board of Directors and the majority of the outstanding stock of the Company entitled to vote thereon which prevents, restricts or otherwise inhibits such merger, consolidation or sale or exchange of all or substantially all of the Company's assets from being accorded pooling accounting treatment. Without limiting the generality of clause (ii) of the preceding sentence, the Purchaser agrees to refrain from asserting any appraisal rights that it may have as a consequence of any transaction described in the immediately preceding sentence if such assertion of appraisal rights would prevent, restrict or otherwise inhibit such transaction from being accorded pooling accounting treatment.

               (b)  Agreement Binding on Transferees.  All transferees of shares
                    --------------------------------
purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Section 4.3.

                                 CONFIDENTIAL

               (c)  Termination of Agreement. The agreement of this Section 4.3
                    ------------------------
shall terminate at the earlier of (i) consummation of the Initial Public Offering or (ii) ten (10) years from the Closing Date.

          4.4  Financial Information.
               ---------------------

               (a)  Annual and Quarterly Information.  The Company will mail the
                    --------------------------------
following reports to each Purchaser for so long as such Purchaser is a holder (or such Purchaser and a Permitted Fund Transferee or Transferees are the collective holders) of at least eighty (80%) percent of shares of Series B Preferred Stock purchased by such person hereunder (or shares of Class A Voting Common Stock issued upon conversion of shares of Series B Preferred Stock):

                    (i) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, consolidated statements of changes in financial position and consolidated statements of stockholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP") and setting forth in each case in comparative form the figures for the previous fiscal year; and

                    (ii) As soon as practicable after the end of each fiscal quarter in each fiscal year of the Company and in any event within 60 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, and unaudited consolidated statements of income, unaudited consolidated statements of cash flow and unaudited consolidated statements of stockholders' equity of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with GAAP (subject to normal year-end audit adjustments).

               (b)  Termination of Covenants. The covenants set forth in this
                    ------------------------
Section 4.4 shall terminate upon consummation of the Initial Public Offering, with such termination retroactive to the effectiveness of the registration statement relating to the Initial Public Offering.

          4.5  Confidentiality.  Each Purchaser shall maintain in strictest
               ---------------
confidence all financial information furnished to it by the Company pursuant to
Section 4.4 or otherwise and shall not use any of such financial information for any purpose other than monitoring its equity investment in the Company. All transferees of shares purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Section 4.5.

     5.   California Commissioner of Corporations.
          ---------------------------------------

          5.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE

                                 CONFIDENTIAL

COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     6.   Conditions of Purchaser's Obligations at Closing.  The obligations of
          ------------------------------------------------
each Purchaser under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.3  Compliance Certificate.  The Chief Executive Officer or the Vice
               ----------------------
President, Corporate Development of the Company shall deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections
6.1 and 6.2 have been fulfilled.

          6.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers or to the Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          6.6  Opinion of Company Counsel.  Each Purchaser shall have received
               --------------------------
from Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit B.
                                                                 ---------

          6.7  No Injunction.  No preliminary or permanent injunction or other
               -------------
binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

                                 CONFIDENTIAL

     7.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Purchaser:

          7.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          7.2  Payment of Purchase Price.  The Purchaser shall have delivered
               -------------------------
the purchase price specified in Section 1.2.

          7.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     8.   Miscellaneous.
          -------------

          8.1  Survival of Representations, Warranties and Covenants.  All
               -----------------------------------------------------
representations and warranties made by the Company in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing Date for a period of two (2) years. All representations and warranties made by any Purchaser in this Agreement shall survive the Closing Date for a period of two
(2) years. All covenants made by the parties in this Agreement shall survive the Closing Date.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature, which signature shall be deemed an original.

          8.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                                 CONFIDENTIAL

          8.6  Notices.
               -------

               (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

     To the Company:  InterTrust Technologies Corporation
                      460 Oakmead Parkway
                      Sunnyvale, California 94086
                      Telephone:  (408) 222-6100
                      Telecopy:  (408) 222-6144
                      Attention:  Vice President, Corporate Development

     To a Purchaser:  At such Purchaser's address (or facsimile) as set forth on
                      Schedule A, as applicable, hereto.

               (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, overnight mail, or by telex or telecopy (facsimile) with confirmation of delivery, and shall be deemed to be given or made when delivery is so confirmed.

               (c) Any party may, by written notice (in accordance with this Section 8.6) to the other, alter its address.

          8.7  Finder's Fee.  Each Purchaser represents solely on its own behalf
               ------------
that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Company represents that, except as set forth on the Schedule of Exceptions, it neither is or will be obligated for any finders' fee or commission in connection with this transaction. Each of the Company and the Purchaser agrees to indemnify and to hold harmless the other party from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or the Purchaser, as the case may be, or any of its officers, partners, employees, or representatives is responsible.

          8.8  Amendments and Waivers.  Except as provided elsewhere herein, any
               ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Class A Voting Common Stock issued or issuable upon conversion of the Series B Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                                 CONFIDENTIAL

          8.9  Entire Agreement.  This Agreement, the Schedule and Exhibits
               ----------------
hereto and the certificate delivered pursuant hereto constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior written or oral negotiations, commitments, representations and agreements.

          8.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 Aggregation of Stock.  All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12 No Third Party Beneficiaries.  This Agreement is intended and
               ----------------------------
agreed to be solely for the benefit of the parties hereto, and no third party shall accrue any benefit, claim or right of any kind whatsoever pursuant to, under, by or through this Agreement. Without limiting the generality of the preceding sentence, the Holders of Series A Registrable Securities shall not accrue any rights to have Series A Registrable Securities registered which are greater than, or in addition to, the rights granted the Holders of Series A Registrable Securities in the Series A Preferred Stock Agreement to have Series A Registrable Securities owned by them registered.

                                 CONFIDENTIAL

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    INTERTRUST TECHNOLOGIES CORPORATION



                                    By:________________________________________
                                       Name:
                                       Title:


                                    MITSUBISHI CORPORATION


                                    By:________________________________________
                                       Name:
                                       Title:

                                 CONFIDENTIAL

                                  SCHEDULE A
                                  PURCHASERS
                                  ----------

                                              Number of                Aggregate Purchase
             Purchaser                         Shares                         Price
             ---------                         ------                         -----
Mitsubishi Corporation                          116,686                       $1,000,000
6-3, Marunouchi 2-Chome, Chiyoda-Ku,
Tokyo 100-86, JAPAN
Attn:  Norio Okaido
       General Manager
       Multimedia Business Dept.
Fax:   (03) 3210-9144
                                         -------------------------------------------------------
                                   TOTAL        116,686                       $1,000,000

                                 CONFIDENTIAL

                                                                       EXHIBIT A

                            SCHEDULE OF EXCEPTIONS

     Set forth below are exceptions to the representations and warranties of the Company made in Sections 2 and 8.7 of the Agreement. All disclosures and exceptions set forth below modify all of the Company's representations and warranties and a disclosure in one section of this Schedule shall modify the representation and warranty set forth in another section of this Schedule even if such disclosure is not repeated in the other section.

 2.2      Capitalization and Voting Rights.
          --------------------------------

     The Company has granted the following preemptive rights with respect to its capital stock:

     1. Four of the Company's eight outstanding Common Stock Purchase Warrants provide their respective holders with a right of first offer with respect to certain issuances by the Company of its equity securities. The Company has made a written request that such holders waive their right of first offer with respect to the transactions contemplated by this Agreement. All of such holders have waived their rights of first offer with respect to the transactions contemplated by this Agreement.

     2. The Company has granted certain holders of shares of Series A Preferred Stock a right of first offer with respect to certain sales by the Company of certain of its securities in Section 4.2 of the Series A Preferred Stock Agreement. The Company has made a written request that such holders waive their right of first offer with respect to the transactions contemplated by this Agreement. All but one of such holders have waived their rights of first offer with respect to the transactions contemplated by this Agreement; the holder which did to waive did not exercise its right of first offer within the time period prescribed by the Series A Preferred Stock.

 2.08     Litigation.
          ----------

     1. On February 28, 1996 the Company received a letter from E-Data Corp. drawing the Company's attention to Patent No. 4,528,643 and alleging the need for the Company to obtain a license with respect to such patent. Upon review of the materials submitted with the February 28, 1996 letter, the Company believes that the claims made therein are based upon incorrect assumptions and premature and the Company so advised E-Data Corp. by letter dated March 12, 1996. The Company has received no substantial response.

     2. On June 26, 1996 the Company received a letter from Dorsey & Whitney LLP, counsel to Digi International, Inc. ("DI"), drawing the Company's attention to U.S. Trademark Reg. No. 1,666,495 of DI for DIGIBOARD (R) and, among other things, requesting that the Company cease any planned use of the name DIGIBOX. The

                                 CONFIDENTIAL

        Company believes that the demand and claims in the June 26, 1996 letter are unjustified, and initiated a dialogue with counsel to DI.

  2.09    Patents and Other Intangible Assets.
          -----------------------------------

     1. Item 1 of Section 2.08 of this Schedule is incorporated by this reference.

     2. Item 2 of Section 2.08 of this Schedule is incorporated by this reference.

  2.11    Agreements; Action.
          ------------------

     1. The Company has an agreement with Personal Library Software, Inc. that upon the sale, lease or license to a third party of United States Patent Nos. 5,050,213, 4,977,594, 4,827,508 or 5,410,598, European Patent
        Application No. 87907181.9, or hardware products directly related to the foregoing patents, the Company will pay to Personal Library Software, Inc. a fee ranging from 3% - 6% of license fees up to a total aggregate payment which shall not exceed $250,000.00

     2. On March 28, 1994 the Company entered into an agreement with National Semiconductor, Inc. pursuant to which the Company granted National certain licenses to manufacture and sell certain products incorporating the Company's technology or covered by certain of the Company's patents. To date the Company has received non-refundable license fees totaling $850,000. The license is subject to termination should National fail to tender additional amounts to the Company promptly following the Company's delivery of certain technology to National.

     3. On August 5, 1996, the Company entered into an agreement with SOFTBANK Services Group, Inc. ("SSG") pursuant to which the Company granted SSG certain licenses to use and incorporate the Company's InterTrust technology in products and services made, used, sold and otherwise transferred by SSG, subject to certain terms and conditions.

     4. On October 24, 1995 the Company's Board of Directors approved a resolution allowing the officers of the Company to offer warrants to certain service providers in consideration of services rendered by such service providers. The Company is currently negotiating with certain of its service providers to issue such service providers warrants for the purchase of Class A Voting Common Stock and/or Class B Non-Voting Common Stock in lieu of services rendered, and anticipates that it will be necessary to issue warrants for the purchase of no more than an aggregate of 25,000 of such shares to such service providers.

     5. The Company has entered into an agreement with Robertson, Stephens & Co. for the purposes of raising capital and pursuing strategic relationships. The fees structure for this agreement ranges from 4% to 6% with stipulated minimums and other terms and conditions.

                                 CONFIDENTIAL

  2.12    Related-Party Transactions.
          --------------------------

     1. The Company is indebted to Victor Shear in an amount approximating $50,000 for travel and miscellaneous corporate expenses.

     2. On March 1, 1996, the Company and Seymour I. Rubinstein Micropro Trust (the "Trust"), a trust controlled by director Seymour Rubinstein, entered into a Modification Agreement pursuant to which the Class A Common Stock Purchase Warrant held by the Trust was amended to terminate a right of first refusal held by the Trust and to provide that a private equity financing would not require such warrant to be exercised or terminated.

     2. Erwin N. Lenowitz, the Company's Chief Financial Officer and a director of the Company, can be considered to have a beneficial ownership interest in Electronic Ventures, L.C., a Texas limited liability corporation, which owns shares of the Class A Voting Common Stock and has an option to purchase shares of the Class B Non-Voting Common Stock.

  2.16    Employee Benefit Plans.
          ----------------------

        The Company provides a health insurance plan and a non-contributory 401(k) plan for its employees.

  8.7     Finder's Fee.
          ------------

        Item 5 of Section 2.11 of this Schedule is incorporated by this reference.

                                 CONFIDENTIAL

                                   EXHIBIT B

                FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY
                -----------------------------------------------


                     [To Be Provided on or Before Closing]

                                 CONFIDENTIAL

                                   EXHIBIT B
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                      INTERTRUST TECHNOLOGY REQUIREMENTS
                      ----------------------------------



I.   INTERTRUST TECHNOLOGY REQUIREMENTS:  PRODUCTS
     A.      Systems Developer's Kit (SDK) 1.0, 1.1, 2.0
     B.      Tools Developer's Kit (TDK) 1.0
     C.      Content Developer's Kit (CDK) 2.0

II.  INTERTRUST KERNEL

III. INTERTRUST AUTHORIZED APPLICATION SOFTWARE

IV.  INTERTRUST AUTHORIZED CLEARINGHOUSE SOFTWARE

V.   INTERTRUST DOCUMENTATION

     I.  InterTrust Technology Requirements:  Products

I.A.1 InterTrust Systems Developer's Kit (SDK) Release 1.0
----------------------------------------------------------

The SDK technology will provide support for the following functionality:
     Content-vending infrastructure, integrated with a payment and metering infrastructure
     Ability to integrate the InterTrust architecture with customer-specific services, such as: payment, financial and usage clearinghouses, multiple network protocols, database systems, etc.
     Ability to build application suites or tools that integrate support for
        InterTrust viewing and packaging
     Ability to create DigiBox containers for existing text-based and simple image-and video- based content
     Support of single-tier controls (i.e. for a single-point distribution system)
     Client and server support for Windows 95 and NT
     Ability to integrate with at least one financial clearinghouse
     Deployment services for installation, registration
     .  Documented APIs

Note: Source Code and Object Code available for Win95 and WinNT operating systems; additional platforms to be supplied as they become available, at InterTrust's discretion. Novell Netware support is currently planned to be available in 1997 by InterTrust and/or an InterTrust core partner.

SDK 1.0 Deliverables:
---------------------

     Kernel Software--Object Code Format:
            Node Server: includes DigiBox container library and other core services Systems Services, e.g. time, cryptographic services
                                       ----
            .  Node database and database access routines
            Node Client Interface DLLs
            Deployment Services - used to deploy and initialize the set of nodes in an InterTrust deployment

     Clearinghouse Prototype Components--Source Code and Object Code Format:
            Usage clearinghouse application--sample software for performing specific clearinghouse functions in the area of usage auditing, profiling, etc.
            Financial clearinghouse application--sample software for performing specific, prototypical clearinghouse functions in the area of financial clearing

     Sample Applications--Source Code and Object Code Format:
            InterTrust Packager--places content into DigiBox containers with user-specified controls
            InterTrust Plug-in for InterTrust-supported browsers (Netscape,
               Microsoft Explorer)--browser plug-in that controls viewing, storing, and printing of content in a Digibox.
            InterTrust Administrator--configures and manages an InterTrust node

     InterTrust HTML Daemon--automatically creates HTML pages referring to content in DigiBox containers

SDK 1.0 Estimated Schedule:
---------------------------
     Beta: December 1996
     First Commercial Shipment (FCS): Q1 1997

IA. InterTrust Systems Developer's Kit (SDK) Release 1.1
--------------------------------------------------------

SDK 1.1 will contain bug fixes for SDK 1.0 and add the following functionality:
     Application of one InterTrust control set template to multiple new DigiBox containers
     Automation of deployment and installation of InterTrust nodes

SDK 1.1 Deliverables:
---------------------
     Bug Fixes
     Additional functionality (as described above)

SDK 1.1 Estimated Schedule:
---------------------------
     Beta: None
     FCS: Q2 1997

I.A.2 InterTrust Systems Developer's Kit (SDK) Release 2.0
----------------------------------------------------------

SDK 2.0 will add value chain management and independent delivery of control functionality to InterTrust SDK 1.0 and will support the following functionality:

     Value-chain management, enabling support of chain of control models directly within InterTrust
     Deliver controls independently of controlled digital information, enabling complex updatable, control models for usage/advertising and trading systems

Note: Source Code and Object Code will be initially available for Win95 and WinNT operating systems and [*] is currently expected to be available from InterTrust or an InterTrust core partner upon release; additional platforms to be supplied as they become available, at InterTrust's discretion.

SDK 2.0 Deliverables:
---------------------
     Updated SDK Object Code and Source Code, as applicable

SDK 2.0 Estimated Schedule:
---------------------------
     Beta: Late 1997
     FCS: Calendar Q1 1998


     * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I.B. InterTrust Tool Developer's Kit (TDK) Release 1.0
-------------------------------------------------------

The TDK product is specifically aimed at tool developers. It will facilitate creation of software-development and content-development tools that integrate InterTrust packaging and viewing support.

Note: Source Code and Object Code will be initially available for Win95 and WinNT operating systems and [*] is currently expected to be available from InterTrust or an InterTrust core partner; additional platforms to be supplied as they become available, at InterTrust's discretion.

TDK 1.0 Deliverables:
---------------------
     Kernel Software-- Object Code Format:
        InterTrust APIs and libraries--for integration of InterTrust technology into software and content development tools.

     Test Environment--Object Code Format:
        Facilitates testing of tools developed with TDK API's and libraries

     Sample Applications--Source Code:
        Sample packaging, viewing applications

     Other:
        Standard InterTrust control set templates--a set of model business rules

TDK 1.0 Estimated Schedule:
---------------------------

     Beta:  Calendar Q2 1997
     FCS:   Calendar Q3 1997

I.C. InterTrust Content Developer's Kit (CDK) Release 2.0 Deliverables
----------------------------------------------------------------------

The CDK is aimed at large and medium-sized content developers. It will facilitate packaging of content into DigiBox containers, encompass embedded value chain management and independent delivery of controls.

Note: Object Code will be initially available for Win95 and WinNT operating systems and Novell Netware is currently expected to be available from InterTrust or an InterTrust core partner; additional platforms to be supplied as they become available, at InterTrust's discretion.

CDK 2.0 Deliverables:
---------------------
     Client Application--Object Code Format:
        InterTrust viewing and packaging applications, including the control set editor

     Other:
        Standard InterTrust control set templates

------------ * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

CDK 2.0 Estimated Schedule:
---------------------------
     Beta:  Calendar Late 1997
     FCS:   Calendar Q1 1998

II.  INTERTRUST KERNEL

        Object Code Format:

           Node Server
           Systems Services
           .  Node database and database access routines
           .  Node Client Interface DLLs
           .  Deployment Services

III. INTERTRUST AUTHORIZED APPLICATION SOFTWARE

Only the following InterTrust Technology may be distributed to any Person, and such technology may be distributed only in Object Code form.

              Sample Applications:
                    InterTrust Packager
                    InterTrust Plug-in for InterTrust-supported browsers InterTrust Administrator
                    InterTrust HTML Daemon

              Kernel Application:
                    Node Server
                    Systems Services
                    Node database and database access routines
                    Node Client Interface DLLs

IV.  INTERTRUST AUTHORIZED CLEARINGHOUSE SOFTWARE

Only the following Authorized Clearinghouse Software may be distributed to an Authorized Clearinghouse Provider or a sublicense under Section 6.3, and such technology may be distributed only in Object Code form:

              Usage Clearinghouse Application
              Financial Clearinghouse Application

V.   DOCUMENTATION

IV.A. SDK Documentation:
------------------------

     User documentation
     .  InterTrust Application Programmer's Guide and Reference

IV.B. TDK Documentation:
------------------------

     User documentation
     .  InterTrust Application Programmer's Guide and Reference
     .  Source material for end-user documentation

IV.C. CDK Documentation:
------------------------

     User documentation

                                   EXHIBIT C
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             INTERTRUST Trademarks
                             ---------------------

InterTrust
The InterTrust Logo
InterTrust Commerce Architecture
InterTrust Commerce Node
InterTrustworthy
DigiBox
NetTrust
Virtual Process Control
Electronic Value Chain Management



                                MBC Trademarks
                                --------------



(Diamond Mark) Mitsubishi Corporation

                                                                    CONFIDENTIAL

                                   EXHIBIT D
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                    TRADING MODEL COOPERATIVE PROJECT PLAN
                    --------------------------------------


As a general matter, the Trading Model Cooperative Project Plan will: (i) set forth terms and conditions (such as development milestones, cost estimates, development fees, etc.) for the development of the Trading Model Cooperative Application; and (ii) outline and embody a staged approach for the entire development process, from project planning through quality and acceptance testing of generated code.

It is contemplated that Trading Model Cooperative Project Plan will incorporate, as agreed to by the Parties, the following terms:

     . a schedule for completion of various targets and stages (as further set forth below) for development of the Trading Model Cooperative Application;

     . a definition of the tasks for which each participating Party shall be responsible with respect to the Trading Model Cooperative Application project;

     . acceptance testing procedures and criteria for determining that the Trading Model Cooperative Application conforms to the specifications therefor and to InterTrust Specifications;

     . an estimate of the costs for the Trading Model project, a development plan containing budgets and milestones and a specification of a formula for calculating any consideration that the MBC may pay to InterTrust, including any development fees consistent with Section 3.3 hereof; and

     . provisions concerning ownership of Intellectual Property Rights and other rights relating to the Trading Model Cooperative Application, if terms and conditions related to such rights differ in any way from this Agreement.

Furthermore, it is contemplated that the Trading Model Cooperative Project Plan will comprise the development stages as set forth below:

     . description of the Trading Model project and formulation of the desired behavior of the Trading Model Cooperative Application(s) from users' perspectives including preconditions, results and a textual description of the system's behavior (the "Use Cases"), and creating a
                                                     ---------
          document that describes such Use Cases;

     .    creation of a requirements document (the "Requirements Document")
                                                    ---------------------
          based on the Use Cases, that precisely defines the criteria that the Trading Model Cooperative Application must or may meet when completed, including staged criteria reflecting

                                                                    CONFIDENTIAL
          commercial releases of the Trading Model Cooperative Application over a period of time;

     . development of object, functional, and process models that reflect an architecture for the Trading Model Cooperative Application that addresses the detailed Requirements, in particular for first stage releases (the "Object Models");
                         -------------

     . formulation of a design, reflective of the Object Models with sufficient detail to serve as a coding specification (the "Design
                                                                     ------
          Models");
          ------

     .    creation of a test plan for the Design Models (the "Test Plan");
                                                              ---------

     .    production of code that implements the Design Models (the "Application
                                                                     -----------
          Code") and the Test Plan (the "Test Code"); and
          ----                           ---------

     .    validation of the Application Code through the use of the Test Code;

     . design for real world beta test of first stage implementation including thorough bug and security evaluation;

     . process for multiple party pilot operation of the first stage release implementation including comprehensive users' feedback and bug assessments and formal implementation critique; and

     .    stepped commercial release of first stage model.

                                                                    CONFIDENTIAL

                                   EXHIBIT E
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 FORM OF INTERTRUST CONFIDENTIALITY AGREEMENTS
                 ---------------------------------------------



                       InterTrust Top Secrecy Agreement
                       --------------------------------

                  InterTrust Non-Disclosure/Non-Use Agreement
                  -------------------------------------------

                           NON-DISCLOSURE AGREEMENT
                           ------------------------
                    FOR INTERTRUST CONFIDENTIAL INFORMATION
                    ---------------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of _________ 199_ between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and __________________________________________ ("Recipient"),
an individual citizen of _________________ residing at ________________________, and an employee of Mitsubishi Corporation ("MBC"), a Japanese corporation with a place of business at 6-3, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-86, Japan.

     This parties agree as follows:

1. Pursuant to a Technology Development and License Agreement dated __________ between InterTrust and MBC (the "License Agreement"), InterTrust may disclose to MBC certain confidential information including technical information embodied in and/or associated with InterTrust's InterTrust Technology including, without limitation, software products and/or other developments related to distributed, secure rights and/or event management, associated designs, inventions, plans, and other information (the "Confidential Information"), all of which such information shall conspicuously be marked with a notice or legend with the phrase "Confidential", as provided in the License Agreement. In consideration for such Confidential Information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement. Disclosure of InterTrust Confidential Information to Recipient, and use and disclosure of Confidential Information received by Recipient, shall occur only in accordance with the terms and conditions of this Agreement.

2. For a period of three (3) years following the disclosure of any Confidential Information, Recipient will retain such Confidential Information in confidence, and will discuss such Confidential Information only with other MBC employees, other individuals who are under the direct control of MBC and work full time on MBC premises (an "Individual Consultant"), and any employees or Individual Consultant's of an MBC sublicensee as permitted in (or upon the terms of) the License Agreement -- all of whom shall have a need to know said Confidential Information and who have executed a copy of this Agreement. Recipient shall not, without the prior written permission of InterTrust's Chairman, President, or such other InterTrust Officer as who has been designated in writing by InterTrust's Chairman (a "Designated InterTrust Officer"), disclose Confidential Information to any person other than as set forth immediately above. Furthermore, without express written authorization of a MBC officer who is empowered by MBC to provide such an authorization, the Recipient will not make copies, in whole or in part, of the Confidential Information, including translating, in whole or in part, the Confidential Information into another language and/or shipping the Confidential Information, in whole or in part, or any direct product thereof, to any other country. The undersigned will not use the Confidential Information in any manner that is not authorized by MBC and in accordance with the License Agreement and the undersigned will use the Confidential Information solely in the exercise of MBC's rights as provided by the License Agreement. Under no circumstances will any information subject to the export or import laws of any jurisdiction be transferred pursuant to their agreement without proper prior certification and notification of appropriate regulatory offices in applicable jurisdictions and InterTrust.

3. The undersigned will not use Confidential Information except in fulfillment of the undersigned's employee's and/or other individual's obligations with MBC, and for no other purposes whatsoever. The undersigned understands and acknowledges that the unauthorized use of Confidential Information may cause InterTrust very substantial damage, for which damages may be impossible to measure or inadequate to compensate. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

4. The undersigned will return all physical embodiments of Confidential Information in the undersigned's possession to possession to InterTrust promptly upon request by InterTrust, and in no event later than fifteen (15) days thereafter.

5. Notwithstanding any thing else in this Agreement, the confidentiality restrictions of this Agreement shall not apply to information that: (i) is or becomes known to the public through no breach of any of the undersigned's obligations under this Agreement, or MBC's or any other MBC employee's, Individual Consultant's, or other MBC consultant's, and/or agent's obligations of confidentiality to MBC and/or to InterTrust, (ii) was known to Recipient prior to its disclosure by InterTrust, as evidenced through written documentation; (iii) shall have been independently developed by the Recipient without any reliance on or use of any InterTrust Confidential Information, as demonstrated through written documentation; or (iv) shall have been rightfully supplied to Recipient, with no obligation of confidentiality or non-use. In addition, the Recipient shall be entitled to disclose Confidential Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that the undersigned shall provide prompt
                           -------- ----
advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

6. If any provision or portion thereof in this Agreement shall be found or be held by a court of competent jurisdiction to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties. This agreement shall be governed by and construed under the laws of the Commonwealth of Virginia, USA, without reference to conflicts of laws principles.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

InterTrust Technologies Corporation              Recipient


By:____________________________________          Employee:______________________

Title:_________________________________          By:____________________________

Date:__________________________________          Title:_________________________

                                                 Date:__________________________

                             TOP SECRECY AGREEMENT
                             ---------------------
                      FOR CERTAIN INTERTRUST INFORMATION
                      ----------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of ____________________ 199_ between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and _______________("Recipient"), an individual citizen of _______________, residing at _______________________, and an employee of Mitsubishi Corporation ("MBC"), a Japanese corporation with a place of business at 6-3, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-86, Japan.

     The parties agree as follows:

1    Purpose.
     -------

     (a) Pursuant to a Technology Development and License Agreement dated __________________ between InterTrust and MBC (the "License Agreement"), InterTrust may disclose to MBC certain information including load module related, encryption related, document manager related and/or other information considered Top Secret and proprietary by InterTrust (hereinafter referred to as the "InterTrust Top Secret Information") and which shall conspicuously be marked with a notice or legend with the phrase "Top Secret", as provided in the License Agreement. In consideration for said information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement.

     (b) InterTrust wishes to protect the InterTrust Top Secret Information from unauthorized use and disclosure. Disclosure of InterTrust Top Secret Information to Recipient, and use and disclosure of Top Secret Information received by Recipient shall occur only in accordance with the terms and conditions of this Agreement.

2    Non-Disclosure and Restrictions on Use of InterTrust Extremely
     --------------------------------------------------------------
     Confidential.
     ------------

     (a) Except as otherwise provided in an express written agreement signed by InterTrust's Chairman or President, or other such person designated in writing by the Chairman or President (a "Designated InterTrust Officer"), Recipient agrees that he or she shall: (i) hold in strictest confidence and not disclose any InterTrust Top Secret Information to any person or entity either within or outside MBC, except to another MBC employee who has also signed a Top Secrecy Agreement and is authorized to receive Top Secret Information pursuant to the Licensed Agreement, or as expressly permitted in writing by a Designated InterTrust Officer; (ii) use InterTrust Top Secret Information solely for purposes authorized by the License Agreement: (iii) use said Top Secret Information in no other way whatsoever; (iv) apply the strictest feasible measures to protect the secrecy of, and prevent unauthorized disclosure or use of, InterTrust Top Secret information (which such measures shall not be less stringent than MBC uses to protect its own most highly sensitive and secret information); and (v) produce no physical embodiments of any portion of the Top Secret Information without the express written authorization of a Designated InterTrust Officer. Recipient agrees to notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of the InterTrust Top Secret Information which may come to Recipient's attention.

     (b) Notwithstanding the foregoing, Recipient shall be entitled to disclose Top Secret Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that Recipient shall
                                              -------- ----
provide prompt advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

3    Return of Materials. Upon request of a Designated InterTrust Officer,
     -------------------
Recipient shall immediately return to InterTrust all tangible embodiments of InterTrust Top Secret Information in Recipient's possession or otherwise under Recipient's control.

4    Equitable Remedies. Recipient agrees that unauthorized disclosure or use of
     ------------------
InterTrust Top Secret Information will cause InterTrust substantial and irreparable damage. Recipient further agrees that it may be impossible or inadequate to measure and calculate InterTrust's damages from any breach of the covenants set forth in Sections 2 and/or 3 hereof. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

5    Governing Law: Jurisdiction and Venue. This Agreement shall be governed by
     -------------------------------------
and construed under the laws of the Commonwealth of Virginia, without reference to conflict of law principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

6    Severability; Export Compliance. If any provision or portion thereof in
     -------------------------------
this Agreement shall be found or be held to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. Recipient certifies that no Top Secret Information, or any portion thereof, will be exported to any country in violation of U.S. export regulations or other regulations applicable to Recipient and such information.

7    Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
Recipient and InterTrust regarding the InterTrust Top Secret Information disclosed hereunder and supersedes all oral or written agreements, either entered prior to or contemporaneously with this Agreement, concerning the InterTrust Top Secret Information, except the provisions of the License Agreement, the provisions of which shall be deemed to be supplemented hereby as of the date first written above. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties.

8    Successors. Subject to the limitations set forth in this Agreement, this
     ----------
Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

9    Notices. For all purposes hereof, any notice pursuant hereto shall be
     -------
deemed given upon receipt by the Party at the address indicated above.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTERTRUST TECHNOLOGIES                  RECIPIENT
CORPORATION                              ---------

By:                                      By:
   -------------------------------          -------------------------------

Name:                                    Name:
     -----------------------------            -----------------------------

                                         MBC
Title:                                   Title:
      ----------------------------             ----------------------------

                                   EXHIBIT F
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                         SPECIAL ADVANCED TECHNOLOGIES
                         -----------------------------

  "Special Advanced Technologies" means technology, systems and/or applications
   -----------------------------
that enable at least one of the following rights management and/or distributed event management advanced capabilities: (i) Dynamic Rules and Controls; (ii) Independent Rules and Controls; (iii) Chain of Handling and Control; (iv) Rights Operating System; (v) Traveling Objects; and (vi) Event Nodes. Without limiting in any way the generality of the terms defined on this Exhibit F, the concepts represented therein are further clarified in InterTrust Intellectual Property (for example, [*], titled [*]), other InterTrust patent applications, and documents and information that InterTrust may provide under this Agreement.

  The foregoing capitalized terms are defined below. All capitalized terms not defined on this Exhibit F, shall have the meaning set forth in the Agreement.

  "Chain of Handling and Control" means technology that at least in part allows
   -----------------------------
or enables the persistence of all or any portion of Dynamic Rules and Controls as such Dynamic Rules and Controls are provided for use to one or more sequences of Persons.

  "Dynamic Rules and Controls" means technology that, at least in part, supports
   --------------------------
the use of control structures to: (i) Manage (for example, govern access to or other use of) Content in accordance with Rules and Controls associated with such Content; and (ii) accept the (a) modification and/or replacement of at least a portion of any such Rules and Controls, and/or (b) addition of Rules and Controls, all in a manner consistent with pre-existing Rules and Controls.

  "Event Nodes" means distributed and fully or partially interoperable
   -----------
electronic nodes, each of which employs Rules and Controls to Manage events based at least in part upon plural nodal activity relating to Content.

  "Independent Rules and Controls" means technology enabling the independent and
   ------------------------------
separate provision of Rules and Controls, whether or not said Rules and Controls are, for example, delivered in the same cryptographic container, or at the same time, as related Content.

  "Rights Operating System" means one or more general purpose computer control
   -----------------------
programs that, independently or in combination with a host operating system, contributes to rights-related interoperability among plural nodes and enables application of Dynamic Rules and Controls and/or Independent Rules and Controls.

   "Traveling Objects" means technology supporting the use and/or re-use of
    -----------------
Content subject to persistent Rules and Controls which Manage Content, so that, when such Content is passed from one user to another such Content does not require a specific authorization by a remote


                                                                    CONFIDENTIAL

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

authority in each instance to enable a first use by a new user when such Content is passed to such new user.

                                                                    CONFIDENTIAL

                                  EXHIBIT G
             TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                            CHINESE WALL PROCEDURES
                            -----------------------

The "Chinese Wall" to be implemented to separate the Active Key Group, and other employees and/or consultants of MBC that have access to InterTrust Technology or information, is intended to ensure that the Active Key Technology project is an independent development effort not employing any Chinese Wall Information, including insuring that no sensitive or confidential InterTrust Technology or Modified Technology is advertently or inadvertently shared with, disclosed to and/or learned by any individual working on or directing the Active Key Technology project at MBC. The Chinese Wall shall, at a minimum, have the following procedural attributes, serving the purposes indicated:

(1) Group Composition and Lists. The purpose of group composition lists is to
    ---------------------------
keep the Parties and the persons within specific groups informed as to who should have access to information and who should not have such access. MBC shall keep accurate lists of:

    (a) all MBC employees and/or consultants that have access to, work on, have responsibility for, or are privy to, information concerning MBC's Active Key Technology, or are otherwise members of MBC's Active Key Group;

    (b) all MBC employees and/or consultants that have access to, work on, have responsibility for, or are privy to (1) information concerning (A) InterTrust Technology, (B) the Trading Model Cooperative Project, (C) any other Cooperative Application, (D) Modified Technology and/or (E) any MBC designs or plans concerning use (or incorporation) of InterTrust Technology with MBC products, Cooperative Applications and/or related services, or (2) information provided by InterTrust to MBC (including InterTrust Confidential Information and InterTrust Top Secret Information (the "InterTrust
                                                            ----------
    Technology Group:); and
    ----------------

    (c) any MBC employee that is a member of both the Active Key Group and the InterTrust Technology Group; provided that (1) MBC employees and/or
                                 -------------
    consultants that are members of both the Active Key Group and the InterTrust Technology Group shall be strictly limited to senior MBC executives or members of MBC's Board of Directors that have a direct need to know business information relating to both groups, and (2) no such person that is a member of both the Active Key Group and the InterTrust Technology Group shall have any active role in the planning, direction or development of the Active Key Technology other than high level approval of such Group's general direction and efforts.

MBC shall provide copies of such lists to InterTrust and shall immediately update such lists whenever a change in the composition of a relevant group occurs and, within ten (10) business days thereafter, provide InterTrust with a copy of such updated list(s);

(2) Information Security and Handling. The purpose of information security is to
    ---------------------------------
ensure that no relevant Confidential or Top Secret Information is transferred between the Active Key Group

                                                                    CONFIDENTIAL
and InterTrust Technology Group. The information security procedures shall comprise, at a minimum, the following:

    (a) a member of the InterTrust Technology Group shall not discuss or disclose to persons outside of such group (especially to any member of the Active Key Group) any information concerning the activities of the InterTrust Technology Group including, but not limited to technical and business activities, as well as any confidential information of such group or of InterTrust (whether or not such information includes information about InterTrust Technology or information disclosed by InterTrust to MBC) until the InterTrust Technology Group's business development activities reasonably require the involvement of other MBC employees for the purpose of marketing, sales, and technical support for public beta and product releases of an MBC product, and then only to the extent necessary to directly support such activities for such product and upon thirty (30) days prior written notification to InterTrust; provided, however, that the InterTrust
                                --------  -------  ----
    Technology Group may disclose, to the extent reasonably required for the purposes set forth below, such information to its own accounting, budget management, legal, or other internal administrative department solely for the purpose of obtaining necessary administrative or nontechnical consultant services from such departments.

    (b) except to the extent expressly and reasonably in support of the provisions of Section 2(a) immediately above, no documents (or summaries or material portions thereof) shall be disseminated or disclosed to any person outside of the InterTrust Technology Group;

    (c) except for such MBC employees described in Section (1)(c) above, during the Special Advanced Technologies Commitment Period no person who is or has at any time has been part of the InterTrust Technology Group shall be or become part of the Active Key Group, and thereafter, any such person may not, under any circumstances, use any InterTrust Confidential Information or Top Secret Information for the benefit of the Active Key Group; and

    (d) any InterTrust Group information no longer in active use must be shredded or otherwise securely disposed of.

(3) Computer/Network Security. The purpose of Computer/Network security is to
    -------------------------
impede potential information flow between the InterTrust Technology Group and the Active Key Group by limiting access to electronic information. The Computer/Network Security procedures shall comprise, at a minimum, the following:

    (a) no portable storage media (such as floppy disks, Mo, etc.) shall be passed between members of the InterTrust and Active Key groups whether or not such media is thought to contain confidential information of either group;

    (b) no member of the Active Key Group, or any MBC or third party technical personnel, shall have access to the InterTrust Technology Group=s network resources, including file storage, printing, communications, and other host or server resources;

                                                                    CONFIDENTIAL

    (c) any server resources of the InterTrust Technology Group must be protected against unauthorized access, at a minimum through the use of individual user passwords; and

    (d) no InterTrust Top Secret Information shall be stored on a server (unless such server is used solely in connection with the InterTrust Technologies Group), or other storage media shared by persons not in the InterTrust Technology Group, and no such InterTrust Top Secret Information shall be included in any e-mail and other electronic communications between members of the InterTrust Technology Group passing through any host or server to which any member of the Active Key Group has any access rights. With respect to Chinese Wall Information other than Top Secret Information, all e-mail and other electronic communication between members of the InterTrust Technology Group containing any such information shall not pass through any host or server to which any member of the defined Key Group has any access rights which enables users to access information as an administrator.

(4) Physical Security. The purpose of physical security is to impede potential
    -----------------
information flow between the InterTrust Technology Group and Active Key Groups by physical separation. The physical security procedures shall comprise, at a minimum, the following:

    (a) no offices or work space may be shared by members of the InterTrust Technology Group and Active Key Group;

    (b) any InterTrust Technology Group area (including areas containing files of such Group) shall have locks and such other appropriate security barriers sufficient to ensure that only authorized persons may enter or obtain access to such areas or information contained therein. No Active Key Group member shall be authorized to enter such InterTrust Technology Group areas; and

    (c) maintenance of a written log shall be kept of persons other than InterTrust Technology Group members who enter any InterTrust Technology Group work area.

(5) Written Procedures and Education. Written procedures and education are
    --------------------------------
intended to aid compliance with information procedures by making sure that employees (including member of the InterTrust Technology Group or the Active Key Group) are aware of the procedures they are expected to follow. MBC shall ensure that relevant employees are informed of the Chinese Wall procedures by, at a minimum:

    (a) memorializing the definition of Chinese Wall Information and the Chinese Wall procedures in a memorandum (the "Chinese Wall Memo") and distributing
                                          -----------------
    the Chinese Wall Memo to each of the persons listed in Section 1 hereof (including new members of the groups, as added; and

    (b) conducting one or more meetings promptly following the Effective Date (and with new employees during an orientation meeting) to explain the Chinese Wall procedures to all affected personnel;

                                                                    CONFIDENTIAL

    (c) periodically advise relevant employees of information considered to be Chinese Wall Information and of the necessity of following the Chinese Wall procedures; and

    (d) posting the requirements of the Chinese Wall procedures in appropriate, prominent locations within the InterTrust Technology Group area to remind Group employees of their Chinese Wall obligations.

                                                                    CONFIDENTIAL